EXHIBIT 10.4


                     ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                          DOCTORS HEALTH SYSTEM, INC.


                        Doctors Health System, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:

            FIRST: The Corporation desires to amend and restate its charter in its entirety by striking out Articles FIRST through SEVENTH of the Articles of Incorporation and by substituting in lieu thereof the following:

                                   ARTICLE I
                                      NAME

                        The name of the corporation (which is hereinafter called the "Corporation") is: "DOCTORS HEALTH SYSTEM, INC."

                                   ARTICLE II
                     PURPOSES FOR WHICH CORPORATION FORMED

                        The purposes for which the Corporation is formed are to carry on any and all business, transactions and activities permitted by the Maryland General Corporation Law ("MGCL") which may be deemed desirable by the Board of Directors of the Corporation (the "Board"), as well as all activities and things necessary and incidental thereto, to the full extent empowered by the MGCL.

                                  ARTICLE III
                      RESIDENT AGENT AND PRINCIPAL OFFICE

                        The post office address of the principal office of the Corporation in this State is 10451 Mill Run Circle, Tenth Floor, Owings Mills, Maryland 21117. The resident agent of the Corporation in this State is Paul A. Serini, whose post office address is 10451 Mill Run Circle, Tenth Floor, Owings Mills, Maryland 21117. Said resident agent is a citizen of the State of Maryland, and actually resides therein.


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                                   ARTICLE IV
                                AUTHORIZED STOCK

                        The Corporation is authorized to issue Sixty-Three Million, Six Hundred and Five Thousand Five Hundred and Fifty-Six (63,605,556) shares of capital stock, of which Twenty Million Seven Hundred Thousand (20,700,000) shares are Class A Common Stock, par value of One Cent ($0.01) per share (the "Class A Common Stock"), Ten Million (10,000,000) shares are Class B Common Stock, par value of One Cent ($0.01) per share (the "Class B Common Stock"), Twenty-Nine Million Fifty Thousand (29,050,000) shares are Class C Common Stock, par value of One Cent ($0.01) per share (the "Class C Common
Stock") (the Class A Common Stock, the Class B Common Stock and the Class C Common Stock collectively being the "Common Stock"), One Million (1,000,000) shares are Series A Convertible Preferred Stock, par value of Five Dollars ($5.00) per share (the "Series A Preferred Stock"), Three Hundred Fifty-Five Thousand Five Hundred Fifty-Six (355,556) shares are Series B Convertible Preferred Stock, par value of Eleven Dollars and Twenty-Five Cents ($11.25) per share (the "Series B Preferred Stock"), One Million, Five Hundred Thousand (1,500,000) shares are Series C Convertible Preferred Stock, par value Fouteen Dollars ($14.00) per share; and One Million (1,000,000) shares are Preferred Stock, par value of One Cent ($0.01) per share ("Preferred Stock"). Upon conversion of the Common Stock pursuant to Article IV, Section A.4, the Corporation shall thereafter be authorized to issue Fifty-Nine Million, Seven Hundred and Fifty Thousand (59,750,000) shares of Common Stock. The aggregate par value of all shares having par value which the Corporation is authorized to issue prior to conversion of the Common Stock pursuant to Section A.4 of this
Article IV is Thirty Million Six Hundred and Seven Thousand, Five Hundred and Five Dollars ($30,607,505).

                        The stockholders of the Corporation shall be entitled to vote on such matters as specifically provided herein or as otherwise required by the MGCL. Except as otherwise provided herein, with respect to such matters requiring the vote of stockholders of the Corporation under the MGCL, the affirmative vote of stockholders holding two-thirds (2/3) of the shares of outstanding capital stock of the Corporation shall be required to authorize approval of such matters. The preferences, voting powers, restrictions, limitations as to dividends, rights and qualifications of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Preferred Stock are as follows:

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            A.          COMMON STOCK.

                        Except as expressly set forth herein, shares of Class A Common Stock, shares of Class B Common Stock and shares of Class C Common Stock shall have the same preferences, rights and voting powers, and shall be identical in all respects and will entitle the holders thereof to the same rights and privileges. Sufficient shares of Class C Common Stock shall from time to time be reserved by the Corporation for issuance to the holders of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock upon conversion of all of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into shares of Class C Common Stock.

                        1.          VOTING RIGHTS.

                                    General Provisions.  Except as otherwise
provided herein, every holder of Common Stock shall be entitled to cast, in person or by proxy, one vote for each share of Common Stock held of record by such holder on all matters to be voted on by stockholders. The holders of shares of Common Stock shall vote together with the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on all matters submitted to a vote of stockholders and not as a separate series or class, except as otherwise provided herein.

                                    (b) Class A Common Stock.  The holders of
shares of Class A Common Stock, voting as a single class, shall be entitled to elect five (5) directors of the Corporation (the "Class A Common Directors"). The affirmative vote of a majority of the shares of Class A Common Stock represented in person or by proxy at a meeting at which a quorum of Class A Common Stock is present shall be sufficient to approve any matter with respect to which such holders are entitled to vote; provided, however, that the affirmative vote of a plurality of all votes cast shall be sufficient to elect a Class A Common Director. Each share of Class A Common Stock may be voted for as many individuals as there are Class A Common Directors to be elected. The holders of Class A Common Stock, at any annual meeting or upon a call of a special meeting of holders of Class A Common Stock by holders of not less than twenty-five percent (25%) of the shares of Class A Common Stock then outstanding, may remove any Class A Common Director at any time and from time to time with or without cause, voting as a single class, by the affirmative vote of eighty percent (80%) of all of the votes entitled to be cast for the election of a Class A Common Director, and may elect a successor to fill any resulting vacancies for the remainder of the term of such director. If any Class A Common Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Class A Common Directors (unless, with respect to removal, the holders of Class A Common Stock have elected a successor Class A Common Director pursuant to the provisions hereof). If there are no such remaining directors, then upon a call of a special meeting of holders of Class A Common Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Class A Common Stock, voting as a single class.


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                                 (c) Class B Common Stock.  The holders of
shares of Class B Common Stock, voting as a single class, shall be entitled to elect eight (8) directors of the Corporation (the "Class B Common Directors"). The affirmative vote of a majority of the shares of Class B Common Stock represented in person or by proxy at a meeting at which a quorum of Class B Common Stock is present shall be sufficient to approve any matter with respect to which said holders are entitled to vote; provided, however, that the affirmative vote of a plurality of all votes cast shall be sufficient to elect a Class B Common Director. Each share of Class B Common Stock may be voted for as many individuals as there are Class B Common Directors to be elected. The holders of Class B Common Stock, at any annual meeting or upon a call of a special meeting of holders of Class B Common Stock by holders of not less than twenty-five percent (25%) of the shares of Class B Common Stock then outstanding, may remove any Class B Common Director at any time and from time to time with or without cause, voting as a single class, by the affirmative vote of a majority of all of the votes entitled to be cast for the election of a Class B Common Director, and may elect a successor to fill any resulting vacancies for the remainder of the term of such director. If any Class B Common Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Class B Common Directors (unless, with respect to removal, the holders of Class B Common Stock have elected a successor Class B Common Director pursuant to the provisions hereof). If there are no such remaining directors, then upon a call of a special meeting of holders of Class B Common Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Class B Common Stock, voting as a single class.

                                (d)  Class C Common  Stock. Upon  conversion  of
all of the shares of Series A Preferred Stock then outstanding into shares of Class C Common Stock, the holders of Shares of Class C Common Stock who were formerly holders of Series A Preferred Stock ("Converted Series A Class C Common Stockholders"), voting as a single sub-class, shall be entitled to elect two (2) Directors of the Corporation ("Converted Series A Class C Common Directors"). Upon conversion of all of the shares of Series B Preferred Stock then outstanding into shares of Class C Common Stock, the holders of shares of Class C Common Stock who were formerly holders of Series B Preferred Stock ("Converted Series B Class C Common Stockholders"), voting as a single sub-class, shall be entitled to elect two (2) Directors of the Corporation ("Converted Series B Class C Common Directors"). Upon conversion of all of the shares of Series C Preferred Stock then outstanding into shares of Class C Common Stock, the holders of shares of Class C Common Stock who were formerly holders of Series C Preferred Stock ("Converted Series C Class C Common Stockholders"), voting as a single sub-class, shall be entitled to elect two (2) Directors of the Corporation ("Converted Series C Class C Common Directors"). It is the intent of this Section that upon conversion of all of the shares of

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Series A Preferred Stock,  Series B Preferred Stock and Series C Preferred Stock
then outstanding into shares of Class C Common Stock, the holders of shares of Class C Common Stock, separately voting as sub-classes, shall be entitled to elect six (6) Directors thereafter (all such directors elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock
being  hereinafter  referred  to  as  the  "Class  C  Common  Directors").   The
affirmative vote of a majority of the shares of Class C Common Stock represented in person or by proxy at a meeting at which a quorum of Class C Common Stock is present shall be sufficient to approve any matter with respect to which said holders are entitled to vote, except for matters relating to the election or removal of directors. When the Converted Series A Class C Common Stockholders, the Converted Series B Class C Common Stockholders or Converted Series C Class C Common Stockholders vote on the election of Converted Series A Class C Common Directors, Converted Series B Class C Common Directors or Converted Series C Class C Common Directors, respectively, the affirmative vote of a plurality of all votes cast shall be sufficient to elect a Converted Series A Class C Common Director, Converted Series B Class C Common Director, or Converted Series C Class C Common Director, respectively. Each share of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock and Converted Series C Class C Common Stock may be voted for as many individuals as there are Converted Series A Class C Common Directors, Converted Series B Class C Common Directors and Converted Series C Class C Common Directors, respectively, to be elected. At any annual meeting or upon a call of a special meeting of holders of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock or Converted Series C Class C Common Stock by holders of not less than twenty-five percent (25%) of the shares of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock or Converted Series C Class C Common Stock then outstanding, the Converted Series A Class C Common Stockholders, Converted Series B Class C Common Stockholders or the Converted Series C Class C Common Stockholders may remove any Converted Series A Class C Common Director, Converted Series B Class C Common Director or Converted Series C Class C Common Director, respectively, at any time and from time to time with or without cause, voting as sub-class, by the affirmative vote of eighty percent (80%) of all of the votes entitled to be cast for the election of a Converted Series A Class C Common Director, Converted Series B Class C Common Director or Converted Series C Class C Common Director, respectively, and may elect a successor to fill any resulting vacancies for the remainder of the term of such director. If any Converted Series A Class C Common Director, Converted Series B Class C Common Director or Converted Series C Class C Common Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Converted Series A Class C Common Director, Converted Series B Class C Common Director or Converted Series C Class C Common Director (unless with respect to removal, the holders of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock or Converted Series C Class C Common Stock have elected a successor

Converted Series A Class C Common Director, Converted Series B Class C Common Director or Converted Series C Class C Common Director pursuant to the provisions hereof). If there is no such remaining director, then upon a call of a special meeting of holders of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock or Converted Series C Class C Common Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Converted Series A Class C Common Stock, Converted Series B Class C Common Stock or Converted Series C Class C Common Stock, voting as a sub-class.

                                    (e) Effect of  Conversion.  Upon  conversion
of all of the shares of Common Stock into shares of Class A Common Stock pursuant to Section A.4 of this Article IV, every such holder of Class A Common Stock shall be entitled to cast, in person or by proxy, one vote for each share of Class A Common Stock held of record by such holder on all matters to be voted on the Stockholders and none of the additional voting rights provided to holders of shares of Common Stock pursuant to Section A.1(b), (c) and (d) of this Article IV, or to holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to Section B.1, Section C.1 and/or Section D.1 of this Article IV, shall be applicable to such Class A Common Stock or to holders thereof. From and after such conversion, none of the rights to dividends, redemption, conversion or liquidation applicable to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to Sections B.2-5, C.2-5 and D.2-5 of this Article IV shall be applicable to such Class A Common Stock or to any holder thereof. Such Class A Common Stock shall have the dividend rights and liquidation rights set forth in Sections 2 and 3 of this Article IV.A.

                            2.   DIVIDENDS.

                            Subject to the  provisions  of law and these
Articles, dividends may be declared and paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable, provided, in all events, that no dividends may be paid with respect to shares of Common Stock until such time as all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have been redeemed by the Corporation or converted into shares of Common Stock as provided herein, including therein payment of all accrued and unpaid dividends on said shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.


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                               3. LIQUIDATION RIGHTS.

                              In the event of the dissolution,  liquidation or
winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts required to be paid to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as provided for in Sections B.5, C.5 and D.5 of this Article IV, each share of Common Stock shall be entitled to share ratably with all other shares of Common Stock in all remaining net assets of the Corporation.

                        4. CONVERSION OF CLASS A COMMON STOCK, CLASS B COMMON
                           STOCK, AND CLASS C COMMON STOCK.

                        Simultaneously with the consummation of any Qualified or Non-Qualified Public Offering (as such terms are defined in Section B.1.(d) below) effected by the Corporation in accordance with the provisions of Sections B, C and D of this Article IV, each share of the Corporation's Class A Common Stock, Class B Common Stock, and Class C Common Stock shall be converted, without any action on the part of the holder thereof or the Corporation, into an identical share of the Corporation's Class A Common Stock, and all references in these articles to Class A, Class B and Class C Common Stock, respectively, shall be deemed to refer to the Corporation's Class A Common Stock, and all special rights granted to the holders of Class A, Class B, and Class C Common Stock and to all holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock hereunder shall cease and terminate. At least twenty (20) days prior written notice of the date fixed and place determined for conversion shall be sent by first class mail, postage prepaid, to the address of every holder of shares of Common Stock as shown in the records of the Corporation. On or before the date fixed for conversion, each holder of shares of Common Stock shall surrender the Certificates representing such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of full shares of Class A Common Stock to which such holder is entitled.

                        5.  CERTAIN PERMITTED REDEMPTIONS.

                        Notwithstanding anything herein to the contrary, the Corporation shall be permitted to effect redemptions (each a "Permitted Redemption") of its capital stock without the consent or approval of the Series A Preferred Directors, the Series B Preferred Directors, the Series C Preferred Directors, the holders of Series A Preferred Stock, the holders of the Series B Preferred Stock or the holders of Series C Preferred Stock, and without granting to the Series A Preferred Stockholders, the Series B Preferred Stockholders or the Series C Preferred Stockholders any redemption or other rights (other than as set forth below):

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                          (a) upon the payment in full of all  accumulated  and
unpaid accrued dividends and interest on all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock for all past dividend periods and the then current dividend period, to effect a redemption of shares of Class A Common Stock owned by any Management Stockholder (as defined in Section B.1(c)(iv) hereof) as and to the extent required by Section 4 of such Management Stockholder's Management Employment Agreement (as defined in Section B.1(c)(iv) hereof); provided, however, that any such redemption may be made without any payment of accrued dividends or interest on outstanding shares of Series C Preferred Stock if the Company completes a Qualified Public Offering on or before August 30, 1998.

                            (b) to effect  redemptions  of shares  of Class A
Common Stock owned by any employee (other than one of the Management Stockholders) when and as approved by the Board or required by law or by the terms of any employment, stock grant or similar agreement with such employee upon such employee's death, disability, termination of employment, or otherwise;

                             (c) from and after the time that there are, and
continue to be, more than sixty-six (66) physicians who hold, directly or indirectly through their professional corporations, limited partner interests
in  Medical   Holdings  Limited   Partnership,   a  Maryland  Limited
Partnership (the "LP") (or an option to purchase such an Interest) (each a "Physician Interest Holder"), shares of Class B Common Stock issued by the Corporation to the LP upon the termination of the status of any physician as a Physician Interest Holder, until such time as the number of Physician Interest Holders is reduced to sixty-six (66) or below, in the amount deemed necessary by the Board of Directors at such time to ensure that the withdrawal of the Physician Interest Holder increases the percentage ownership interests in the Corporation of all other Stockholders of the Corporation to the same extent that the indirect percentage ownership interests in the Corporation of the remaining Physician Interest Holders are increased. Such redemption shall be for a redemption price, if any, equal to the amount that the Corporation requires the LP to pay to such withdrawing Physician Interest Holder upon his termination;

                              (d) under any other  circumstances  expressly
contemplated in the amended and restated Stockholders Agreement dated as of September 4, 1996 among all of the Stockholders of the Corporation, including any amendments thereto (the "Stockholders Agreement");

                              (e)  under any  circumstances  expressly
contemplated in Section B.3(a), (b) or (c) hereof with respect to the Series A Preferred Stock;

                              (f) under any  circumstances  expressly
contemplated in Section C.3(a), (b) or (c) hereof with respect to the Series B Preferred Stock, provided, however, that no such redemption, whether at the option of any holder of the Series B Preferred Stock or at the option of the

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Corporation  or otherwise,  shall be permitted or effected  unless and until the
Corporation shall have elected to redeem all of the issued and outstanding shares of Series A Preferred Stock prior to the effectiveness of such redemption of Series B Preferred Stock and the Series A Redemption Price applicable to such redemption shall have been paid in full or adequate provision therefor shall have been made; and provided further, however, that nothing in this subsection shall permit the Corporation to redeem the Series A Preferred Stock without consent of the holders thereof under any circumstances not expressly permitted under Section B.3 hereof.

                              (g) upon the exercise by a Series B Preferred
Stockholder of rights to require the Corporation to redeem its Series B Preferred Stock under the circumstances expressly contemplated in Section 5.3(e) of the Securities Purchase Agreement between the Corporation and Series B Preferred Stockholder dated as of December 1, 1995 (the "Securities Purchase Agreement"); provided, however, that no such redemption shall be permitted or effected unless and until the Corporation shall have elected to redeem all of the issued and outstanding shares of Series A Preferred Stock prior to the effectiveness of such redemption of Series B Preferred Stock and the Series A Redemption Price applicable to such redemption shall have been paid in full or adequate provision therefore shall have been made; and provided further, however, that nothing in this subsection shall permit the Corporation to redeem the Series A Preferred Stock without consent of the holders thereof under any circumstances not expressly permitted under Section B.3 hereof.

                              (h) under any circumstances  expressly
contemplated in Section D.3 hereof with respect to the Series C Preferred Stock, provided, however, that no such redemption shall be permitted or effected unless and until the Corporation shall have elected to redeem all of the issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock prior to the effectiveness of such redemption of Series C Preferred Stock and the Series A Redemption Price and Series B Redemption Price applicable to such redemptions shall have been paid in full or adequate provision therefor shall have been made; and provided further, however, that nothing in this subsection shall permit the Corporation to redeem the Series A Preferred Stock or Series B Preferred Stock without consent of the holders thereof under any circumstances not expressly permitted hereunder.

                        B.  SERIES A PREFERRED STOCK.

                            1. VOTING RIGHTS.

                            (a) General  Provisions.  Holders of Series A
Preferred Stock shall be entitled to notice of each meeting of all of the Corporation's stockholders, but shall not be entitled to notice of special or other meetings of any class of Common Stock or of Series B Preferred Stock or Series C Preferred Stock. The holders of shares of Series A Preferred Stock shall vote together with the holders of shares of Common Stock and Series B

Preferred Stock and Series C Preferred Stock on all matters submitted to a vote of stockholders and not as a separate series or class, except as otherwise provided herein. Except as otherwise provided herein, on all matters to be voted on by the Corporation's stockholders, every holder of Series A Preferred Stock shall be entitled to cast, in person or by proxy, that number of votes equal to the full number of shares of Class C Common Stock into which such holder's Series A Preferred Stock is then convertible.

                             (b) Series A Preferred  Stock  Directors.  The
holders of shares of Series A Preferred Stock, voting as a single class, shall be entitled to elect two (2) directors of the Corporation (the "Series A Preferred Stock Directors"). Where the holders of Series A Preferred Stock vote as a class, the affirmative vote of a majority of the shares of Series A Preferred Stock represented in person or by proxy at a meeting at which a quorum of Series A Preferred Stock is present shall be sufficient to approve any matter with respect to which said holders are entitled to vote; provided, however, that the affirmative vote of a plurality of all votes cast in person or by proxy by the holders of Series A Preferred Stock shall be sufficient to elect a Series A Preferred Stock Director. The holders of Series A Preferred Stock, at any properly called annual or special meeting or upon a call of a special meeting of holders of Series A Preferred Stock by holders of not less than twenty-five percent (25%) of the shares of Series A Preferred Stock then outstanding, may remove any Series A Preferred Stock Director at any time and from time to time, voting as a single class, by the affirmative vote of eighty percent (80%) of all votes entitled to be cast for the election of a Series A Preferred Stock Director, and may elect a successor to fill any resulting vacancies for the remainder of the term of such Series A Preferred Stock Director. If any Series A Preferred Stock Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Series A Preferred Stock Director (unless, with respect to removal, the holders of Series A Preferred Stock have elected a successor Series A Preferred Stock Director pursuant to the provisions hereof). If there is no such remaining director, then upon a call of a special meeting of holders of Series A Preferred Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Series A Preferred Stock, voting as a single class.

                              (c)  Actions  Requiring  Series A  Preferred Stock
Director Votes. Provided that no Series A Preferred Stockholder is, and has for thirty (30) days been, in Default under or pursuant to and as defined in any promissory note delivered to the Corporation by such Series A Preferred Stockholder in partial consideration for the Corporation's issuance of Series A Preferred Stock to such Stockholder, without the affirmative vote of each of the Series A Preferred Stock Directors, the Corporation shall not:

                                       (i) incur or permit any of its
Subsidiaries (as defined in Section B.1(d)(v)) to incur any Indebtedness (as defined in Section B.1(d)(i)) as a result of which the outstanding Indebtedness of the Corporation would on a consolidated basis exceed One Million Dollars ($1,000,000) in the aggregate; other than (A) Indebtedness owing to the Investor named in that certain Financing Transaction Agreement dated as of February 24, 1995, or any of its affiliates; or (B) Indebtedness incurred under and pursuant to that certain Credit Agreement and the related Credit Agreement Document as those terms are defined in the Securities Purchase Agreement dated December 1, 1995 between the Corporation and the Series B Stockholder (the "Securities Purchase Agreement"); or (C) Indebtedness not exceeding $20,000,000 incurred under and pursuant to one or more revolving credit facilities guaranteed by the Series A Preferred Stockholder and/or any other guarantors reasonably acceptable to the Series A Preferred Stockholder; or

                                       (ii) issue any shares of its capital
stock with liquidation or dividend rights senior to (or PARI PASSU with) the liquidation or dividend rights of the Series A Preferred Stock; or

                                      (iii)  effect any amendment to these
Amended and Restated Articles of Incorporation or to the By-Laws of the Corporation that adversely affects the holders of the Series A Preferred Stock or the Class C Common Stock; or

                                       (iv) effect any amendment to any of the
Amended Employment Agreements dated February 24, 1995 by and between the Corporation and each of Stewart Gold ("Gold"), Scott Rifkin ("Rifkin") and Alan Kimmel ("Kimmel") (collectively, the "Management Employment Agreements"; and Gold, Rifkin and Kimmel each being a "Management Stockholder" and collectively being the "Management Stockholders"), or settle or compromise any claim or dispute of the Corporation with respect thereto; or

                                        (v) obligate the Corporation to do any
of the foregoing.

                                (d) Definitions.  Except as otherwise expressly
provided, for purposes of these Amended and Restated Articles, the following words shall have the meanings set forth:

                                        (i) Unless excluded as set forth below,
"INDEBTEDNESS" shall mean (without duplication):

                                           (A) all  indebtedness  of the
                                               Corporation (as calculated on a
                                               consolidated basis by including
                                               all Indebtedness of each
                                               Subsidiary, whether or not such
                                               inclusion is required under
                                               generally accepted or other
                                               applicable accounting principles)
                                               for borrowed money, the deferred
                                               purchase price of property or
                                               services, all obligations,
                                               contingent or otherwise, incurred
                                               in connection with letters of
                                               credit, credit facilities,
                                               acceptance or similar facilities,
                                               any agreement to purchase,
                                               redeem, exchange, convert or
                                               otherwise acquire any capital
                                               stock or equity securities
                                               (including, without limitation,
                                               any warrants, rights, or options
                                               to acquire such capital stock or
                                               securities of any person or
                                               entity other than a Subsidiary)
                                               now or hereafter outstanding,

                                           (B) all obligations of   the
                                               Corporation and  its Subsidiaries
                                               evidenced by bonds, notes,
                                               debentures, loan agreements,
                                               credit agreements, lines of
                                               credit or other similar
                                               instruments (including any debt
                                               securities convertible into  or
                                               exchangeable for equity
                                               securities of   the Corporation);

                                           (C) all indebtedness of   the
                                               Corporation and  its Subsidiaries
                                               created or arising under any
                                               conditional sale  or other title
                                               retention agreement with respect
                                               to property acquired (even if the
                                               rights and remedies of   the
                                               seller or lender under such
                                               agreement in   the event of
                                               default are limited to
                                               repossession or  sale of  such
                                               property);

                                           (D) all  obligations  of the
                                               Corporation  and  its
                                               Subsidiaries  under  interest
                                               rate contracts of the
                                               Corporation;

                                           (E) all obligations under leases of
                                               the Corporation and  its
                                               Subsidiaries that are capitalized
                                               by   the Corporation's
                                               accountants under generally
                                               accepted accounting principles;

                                           (F) all guarantees or surety
                                               agreements given by the
                                               Corporation and its Subsidiaries;
                                               and

                                           (G) all obligations relating to   the
                                               redemption or purchase of any
                                               capital stock of the Corporation
                                               or  its Subsidiaries (other than
                                               (x) shares of Series A Preferred
                                               Stock, or (y) capital stock of a
                                               wholly-owned Subsidiary, or (z)
                                               Permitted Redemptions pursuant to
                                               Section A.5 hereof).

                        Indebtedness shall specifically  exclude, in every case,
(1) trade payables and other accrued current liabilities arising in the ordinary course of business; and (2) any of the foregoing that

                                            (H) are incurred by the Corporation
                                                or any Subsidiary on
                                                commercially reasonable terms
                                                which do not contemplate
                                                issuance of stock or other
                                                equity interests of   the
                                                Corporation, and

                                            (I) have been approved as  part of
                                                any Business Plan (or any
                                                approved amendments thereto) for
                                                or with respect to   any
                                                calendar year. To the extent any
                                                of the foregoing are   or have
                                                been approved in  part
                                                (including as  to a portion of
                                                any such Indebtedness) in   any
                                                such Business Plan (or
                                                amendment), the approved portion
                                                only shall not   be deemed to
                                                constitute "Indebtedness" for
                                                purposes hereof.

                                    (ii)  "QUALIFIED  PUBLIC OFFERING" shall
mean any public underwritten offering of the Corporation's Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act") based upon a total market capitalization of the Corporation, at the time of such offering, of at least Twenty-Five Million Dollars ($25,000,000), from which the Corporation receives net proceeds of not less than Fifteen Million Dollars ($15,000,000).

                                   (iii)  "NON-QUALIFIED   PUBLIC   OFFERING"
shall  mean  any   underwritten   public  offering  of  the Corporation's Common
Stock pursuant to any effective registration statement filed with Securities and Exchange Commission pursuant to the 1933 Act that is not a Qualified Public Offering.

                                    (iv)  "BUSINESS  PLAN"  means  each  plan
for the conduct and operation of the business of the Corporation, or any portion thereof, which shall include a budget and contain narrative descriptions and approximate schedules for all significant activities proposed to be undertaken by the Corporation for the period of time set forth therein, in reasonably sufficient detail to enable the officers and directors of the Corporation to make informed decisions with respect to any recommendation of, consent to, or approval of, such plan and any related budget. The term "Business Plan" shall include the "April 30 Business Plan" which was delivered to and reviewed by the Series A Preferred Stockholder, and either has been delivered to and reviewed by the professional advisors of the Series A Preferred Stockholder or the Series A Preferred Stockholder has had the opportunity to, but elected not to, have its professional advisors review such April 30 Business Plan, and such April 30 Business Plan has been approved by the holders of the Series A Preferred Stock for purposes of (A) Article IV Section B.1(c)(i) hereof and (B) Article IV Section B.1(e)(i)(A) hereof.

                                      (v)  "SUBSIDIARY" means any corporation,
partnership, limited liability company, joint venture or other business entity in which the Corporation, directly or indirectly, whether through another Subsidiary or otherwise, by virtue of equity ownership, contract or otherwise, has the right to elect a majority of the board of directors or other governing body or owns at least 50.0% of the total equity interests thereof.

                                    (e)  Series A Preferred Stockholder Major
Decisions.

                                         (i)  GENERAL PROVISIONS.  Provided that
no Series A Preferred Stockholder is, and has for thirty (30) days been, in Default under or pursuant to and as defined in any promissory note delivered to the Corporation by such Series A Preferred Stockholder in partial consideration for the Corporation's issuance of Series A Preferred Stock to such Stockholder, the Corporation shall not take any of the following actions (each, a "Series A Preferred Stockholder Major Decision") without first submitting such Series A Preferred Stockholder Major Decision to a vote by the holders of Series A Preferred Stock, voting separately as a class:

                                              (A) the adoption of the
Corporation's Business Plan (as defined in Section B.1.(d)(iv) hereof) for any 12-month period or for calendar years 1998 and 1999, or any amendment or periodic update to any approved Business Plan;

                                              (B) the  issuance by the
Corporation from time to time after the date hereof of shares of its capital stock or options, warrants or other rights to acquire any such shares, to employees of the Corporation, directly or under any plan for the benefit of the foregoing or the issuance of any such shares or options into an employee stock bonus pool in an amount which, when aggregated with all other such issuances to employees of the Corporation, exceeds ten percent (10%) of the fully diluted shares of capital stock of the Corporation as of the date of such issuance; PROVIDED, HOWEVER, that shares of Class A Common Stock (and options, warrants and rights to acquire shares of Class A Common Stock) that have been, and will after the date hereof be, issued to the three Management Stockholders and other executive employees of the Corporation in amounts not to exceed twenty-five percent (25%) of the fully diluted shares of capital stock of the Corporation as of the date hereof (the "25% Management Stock Amount") shall NOT be counted toward such ten percent (10%) limitation, such issuances to the Management Stockholders and other executive employees being expressly authorized and consented to by the holders of the Series A Preferred Stock;

                                              (C) the cessation of the business
of the Corporation;

                                              (D) the issuance of shares of
capital stock of the Corporation with liquidation and dividend rights junior to those afforded to the Series A Preferred Stock ("Series A Junior Stock") to any person or entity (a "Series A Adverse Junior Stock Purchaser") which has legitimate business interests that are materially adverse to the holders of Series A Preferred Stock or any affiliate thereof ("Series A Adverse Junior Stock");

                                               (E) any  sale,  transfer  or
other disposition by the Corporation of all or any substantial portion of its assets whether by asset or stock sale or otherwise;

                                              (F) any  conveyance,  transfer or
lease by the Corporation of all or any substantial portion of its assets to any person, or to any corporation, partnership or other entity;

                                              (G) the  consolidation or merger
by the Corporation with or into another corporation or entity, or the consolidation or merger of another corporation or entity with or into the Corporation, where as a result of such transactions the voting stockholders of the Corporation immediately prior to such transaction would not hold sufficient voting stock in the surviving entity immediately after such transaction to elect a controlling constituency of the Board of Directors (or other governing body) in a transaction where the Corporation is not the survivor;

                                              (H) any Non-Qualified Public
Offering;

                                              (I)  unless the  Corporation  has
previously elected to redeem all of the outstanding shares of Series A Preferred Stock and has paid or adequately provided for payment of the Series A Redemption Price, any optional redemption of Series B Preferred Stock pursuant to Section C.3(c) hereof; and/or

                                              (J) any agreement by the
Corporation to do any of the foregoing.

                                       (ii) CORPORATION  ENTITLED  TO  TAKE
CERTAIN ACTIONS WITHOUT APPROVAL OF SERIES A PREFERRED STOCKHOLDERS. If a Series A Preferred Stockholder Major Decision, other than an issuance of Series A Adverse Junior Stock, is not approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock pursuant to the
provisions  of  subparagraph  (i)  hereof,   then  the  Corporation   shall
nonetheless be entitled to take any of such actions constituting such a Series A Preferred Stockholder Major Decision, but shall provide written notice to that effect to the holders of Series A Preferred Stock no later than ninety (90) days prior to the date such action is to be effective and the holders of Series A Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation not less than twenty-one
(21) days prior to the date such action is to be effective, to require the Corporation to redeem all, but not less than all, of the then issued and outstanding shares of Series A Preferred Stock pursuant to the provisions of Section B.3(a)(ii) hereof.

                                       (iii) SERIES A  ADVERSE  JUNIOR  STOCK;
SPECIAL PROVISIONS. If the Series A Preferred Stockholders do not approve an issuance of Series A Junior Stock that they believe is Series A Adverse Junior Stock pursuant to the provisions of subparagraph (i) hereof, then, upon the affirmative vote of a majority of the directors of the Corporation other than the Series A Preferred Directors, the Corporation shall be entitled, for a period of sixty (60) days following the election of the holders of Series A Preferred Stock, not to approve an issuance of such stock, and to require arbitration under the expedited procedures set forth herein of whether the Series A Preferred Stockholders or their affiliates have legitimate business interests that are materially adverse to such Purchaser. Such arbitration shall be conducted by three arbitrators, two of whom (the "Party Designated Arbitrators") shall be selected by the parties, and the third of whom shall be a "Neutral Arbitrator" selected by the Party Designated Arbitrators. The Corporation shall designate its Party Designated Arbitrator in a written notice to the holders of Series A Preferred Stock, and within five (5) days thereafter, such holders of Series A Preferred Stock shall designate its Party Designated Arbitrator. Within five (5) days thereafter, the two Party Designated Arbitrators shall agree upon and appoint a Neutral Arbitrator, who shall be an attorney experienced in the health care business. The only issue to be determined in the arbitration shall be whether the proposed recipient of Series A Junior Stock has legitimate business interests which are materially adverse to the holders of Series A Preferred Stock. The arbitration shall be concluded within sixty (60) days of the date of the Corporation's written notice. The determination of the arbitrators so appointed shall be final and conclusive upon the parties. If the arbitrators determine that the proposed purchaser is a Series A Adverse Junior Stock Purchaser, then the Corporation may nonetheless proceed to issue such shares of Series A Adverse Junior Stock to such purchaser, but shall provide written notice to that effect to the holders of Series A Preferred Stock no later than 30 days prior to the date such issuance is consummated, and the holders of Series A Preferred Stock shall thereupon become entitled to exercise their rights to require the Corporation to redeem all, but not less than all, of the issued and outstanding shares of Series A Preferred Stock pursuant to the provisions of Section B.3.(a)(iii) hereof.

                                                (f) Method of  Approval.
Whenever any action described herein requires the action of holders of Series A Preferred Stock, such action shall be deemed to have occurred upon the approval of holders of a majority of the then issued and outstanding shares of Series A Preferred Stock at a duly convened meeting of such stockholders or by their written consent in accordance with the then applicable provisions of the MGCL, and the Corporation, in undertaking any action with respect to such holders, shall be entitled to rely upon a certificate signed by such holders to that effect.

                                     2.         DIVIDENDS.

                                                 (a)        Accrual of Dividends
Before April 1, 2000. Beginning as of February 24, 1995 and prior to April 1, 2000, cash dividends at the rate of thirty-two and one half cents ($0.325) per share per annum shall accrue on the Series A Preferred Stock (whether or not earned or declared or payment is legally available therefor) in equal quarterly installments, commencing on the first day of April, 1995, and continuing thereafter on the first day of each month of July, October, January and April and shall accrue interest at the rate of 6.5% (based upon a 365 day year) compounded quarterly on all such unpaid dividend amounts.

                                                 (b)        Payment of Dividends
Before April 1, 2000. Dividends and interest accrued on or with respect to accrual dates occurring prior to April 1, 2000 shall be payable (either as part of a Redemption Price (as defined below) or liquidation payment, or otherwise) prior to April 1, 2000 only upon (i) the liquidation of the Corporation as herein provided, or (ii) the redemption or conversion of such share of Series A Preferred Stock, and if not paid upon liquidation, redemption or conversion on or prior to April 1, 2000, the amount of all such accrued dividends and interest payments shall from and after April 1, 2000 become an unsecured obligation of the Corporation, bearing interest at the rate, and being payable at the times, set forth with respect to dividend payments in Section 2(c) below.

                                                 (c)        Payment of Dividends
on or After April 1, 2000. Beginning on April 1, 2000, cash dividends, at the per annum rate of 100 basis points over The Wall Street Journal Prime Rate as of the last business day prior to April 1, 2000, shall accrue on the original issue price of all shares of Series A Preferred Stock outstanding (whether or not earned or declared by the Board), in equal quarterly installments on the first day of each month of April, July, October and January. All such accrued dividends shall be declared by the Board (if funds are at such time legally available therefor) and shall be payable to each holder of Series A Preferred Stock on each such scheduled quarterly date (as set forth above) if, at the time of payment funds for the full payment of such quarterly dividend on all shares of Series A Preferred Stock then outstanding are legally available therefor under the laws of the State of Maryland as then in effect.

                                                 (d)        Right of Set Off
Against Dividends, Redemptions, Liquidation, etc. The Corporation may set off against any amounts due and payable to any holder of Series A Preferred Stock
(including, but not limited to, any dividend payments, Redemption Prices, liquidation payments or other amounts) all or any part of any accrued but unpaid interest on any unpaid principal amount owed to the Corporation by any holder, or prior holder, of shares of Series A Preferred Stock pursuant to the terms of any promissory note(s) delivered by such holder(s) to the Corporation for the issuance of such shares of Series A Preferred Stock.

                                    (e)         Declaration  Date.  The date on
which the Board shall consider the payment of a particular quarterly dividend on the Series A Preferred Stock pursuant to Section B.2.(c) hereof shall be any date that is prior to the date on which such quarterly dividend would be payable if declared, and which is not more than seventy-five (75) days prior to such quarterly dividend payment date.

                                     (f)        Reduction of Capital.  If at any
time the Board considers the payment of any quarterly dividend pursuant to Section B.2.(c) hereof (i) funds for the full payment of such quarterly dividend are not then legally available therefor under the laws of the State of Maryland as then in effect as applied to the then effective capitalization of the Corporation, and (ii) funds for the payment of such quarterly dividend would be legally available if the stated capital accounts of the Corporation were reduced or capital surplus was revalued, then, in such event, the Board shall reduce the stated capital at least to the extent necessary to declare and pay such dividend or cause a revaluation of capital surplus if such reduction of capital or valuation of surplus would be permissible under the laws of the State of Maryland as then in effect and unless the exercise of the Board's fiduciary duty prevents such reduction.

                                      (g)        Limitation  on other
Dividends; Payments. So long as any shares of Series A Preferred Stock remain outstanding, no dividends shall be declared or paid upon, nor shall any dividend or other distribution be made with respect to, any shares of any other class or series of stock or equity interest of the Corporation or any Subsidiary without the consent of each of the Series A Preferred Stock Directors and no shares of any class of stock or equity interest of the Corporation or any Subsidiary other than the shares of Series A Preferred Stock shall be redeemed, retired, purchased or otherwise acquired by the Corporation, except purchases of the Corporation's interests in a Subsidiary at the time of its organization. Notwithstanding the foregoing, the Corporation may (i) effect Permitted Redemptions pursuant to Section A.5, and (ii) redeem shares of capital stock of or equity interests in any wholly-owned Subsidiary.

                         3.         REDEMPTION.

                                     (a)        OPTIONAL REDEMPTION BY HOLDERS.


                                                 (i)        Permitted  Time for
Optional Redemption. At the written request of any holder of Series A Preferred Stock, sent by such holder to the Corporation at the principal office of the Corporation, during the ninety-two (92) day period beginning on March 1, 2000, and ending on June 1, 2000, the Corporation shall, within ninety (90) days of the date of such request (a "Series A Redemption Date") redeem for cash out of any funds legally available therefor all, but not less than all, of the then issued and outstanding shares of Series A Preferred Stock held by the holders making such request, at an amount per share of Series A Preferred Stock equal to the greater of (A) the then "fair market value" (as such term is defined in Section 3(d)(viii) below) of such share, including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series A Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed and taking into account any right of set off of the Corporation referred to in Section B.2(d) hereof, or (B) the sum of the issue price of such share plus all accumulated and unpaid interest and dividends thereon, whether or not such dividends have been declared by the Corporation (subject to any right of set off of the Corporation referred to in Section B.2(d) hereof), to the date such share is actually redeemed.

                                                 (ii)       Permitted
Redemption Resulting from Certain Unapproved Series A Preferred Stockholder Major Decisions. If the Corporation elects to take any action constituting a Series A Preferred Stockholder Major Decision (other than the issuance of Series A Adverse Junior Stock) without the approval of the holders of Series A Preferred Stock (as permitted pursuant to the provisions of Section B.1.(e)(ii) hereof), the Corporation shall give notice of such election to each holder of Series A Preferred Stock at least ninety (90) days prior to the date such action is to be effective, and the holders of Series A Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation not less than twenty-one (21) days prior to the date such action is to be effective, to request the Corporation to redeem, and the Corporation shall redeem out of any funds legally available therefor, all (but not less than all) of the then issued and outstanding shares of Series A Preferred Stock then held by the holders requesting redemption, at an amount per share of Series A Preferred Stock equal to the greater of (A) the then fair market value of such share (including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series A Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed and taking into account any right of set off of the Corporation referred to in Section B.2(d) hereof), or (B) the sum of the issue price of such share plus all accumulated and unpaid interest and dividends thereon, whether or not such dividends have been declared by the Corporation (subject to any right of set off of the Corporation referred to in Section B.2(d) hereof), to the date such share is actually redeemed. To the extent that net cash proceeds are received by the Corporation as the result of the taking of such action constituting such a Series A Preferred Stockholder Major Decision, other than the Series A Preferred Stockholder Major Decisions described in Section B.3(a)(iii) below, which shall be treated as provided therein, (i) the Corporation shall pay any redemption price in cash to the holders of Series A Preferred Stock, such cash to be paid pro rata among the holders of Series A Preferred Stock requesting such redemption (with such redemption being a condition precedent to the Corporation's receipt of such net proceeds) upon the occurrence of such action (a "Series A Redemption Date"). To the extent that such net cash proceeds received by the Corporation as a result of taking such Series A Preferred Stockholder Major Decision are insufficient to enable the Corporation to make full payment in cash, the Corporation may pay the balance due with respect to the redemption of such shares within 180 days of such request.

                                                 (iii)      Effect of Issuance
of Series A Adverse Junior Stock. If the Corporation elects to issue shares of Series A Adverse Junior Stock after a determination by the arbitrators appointed pursuant to Section B.1.(e)(iii) hereof that the purchaser thereof is a Series A Adverse Junior Stock Purchaser, then the holders of Series A Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation within ninety (90) days after the date of issuance of such shares by the Corporation, to request the Corporation to redeem, and the Corporation shall redeem, all but not less than all of the issued and outstanding shares of Series A Preferred Stock held by holders requesting redemption. Such redemption payment shall be made in cash prior to or contemporaneously with such issuance if a request for redemption is made thirty (30) or more days prior to the date specified for issuance by the Corporation in its notice of issuance, and otherwise no sooner than 180 days after the date of such request but in all events within one (1) year of such request (a "Series A Redemption Date"). The redemption price shall in all events be an amount per share of Series A Preferred Stock equal to the greater of (A) the purchase price per share of Series A Adverse Junior Stock to be paid, on a fully diluted basis, by the purchaser of such shares, or (B) the then fair market value of such share of Series A Preferred Stock as calculated pursuant to subparagraph (i) hereof, or (C) the product of (I) one and one half (1.5) times the sum of (II) the liquidation preference of such shares, including therein all accumulated and unpaid dividends and interest thereon (whether or not such dividends have been declared by the Corporation but subject to any right of set off of the Corporation pursuant to Section B.2(d) hereof) to the date such share is actually redeemed. Interest shall accrue on the amount of the fair market value per share at a rate of six and one half percent (6.5%) per annum from the date such holders of Series A Preferred Stock deliver notice of their redemption request to the Corporation until the full payment of all amounts payable with respect to such redemption has been paid in cash by the Corporation.

                                    (iv)        Permitted Special Event
Redemptions.  Upon the occurrence of a "Special Event  Redemption," as set forth
in Section  12.8  of  that  certain  Finance  Transaction   Agreement  between
the Corporation, the original holder of the Series A Preferred Stock and others, dated as of February 24, 1995, the holders of the Series A Preferred Stock shall have a period of sixty (60) days from the occurrence of such a Special Event Redemption to request the Corporation to redeem, and the Corporation shall redeem, out of any funds legally available therefor, all (but not less than all) of the then issued and outstanding shares of Series A Preferred Stock, at an amount per share equal to the sum of the issue price plus all accumulated and unpaid interest and dividends thereon (subject to any right of set off of the Corporation referred to in Section B.2(d) hereof), whether or not such dividends have actually been declared. The Corporation shall be entitled to satisfy any redemption obligations owing under this Section (b)(iv) by delivering to the holders of Series A Preferred Stock a promissory note (or notes) with a term equal to the longer of (A) 24 full months from the date of such request, or (B) the number of full months remaining from the date of such request through February 28, 1998 (collectively, the "Final Maturity Date"). Compound interest shall accrue on any such note at the rate of 6 1/2 % per annum. The principal amount of such note shall be amortized ratably on a 60 month basis. Accrued and unpaid interest shall be payable, together with equal monthly installments of principal, on the fifth day of each month following the issuance of such note, with a final payment of all accrued and unpaid interest plus all remaining unpaid principal due on the Final Maturity Date. Such note will be prepayable without premium, will be subordinated to all then existing or thereafter created Indebtedness, and will contain certain such customary default and other clauses as are customary in promissory notes of such type and amount.

                                     (B)        MANDATORY  REDEMPTION BY THE
CORPORATION. Upon the occurrence of any Non-Compliance (as defined in Section B.6), the Corporation shall redeem all, but not less than all, of the shares of Series A Preferred Stock then held by each holder at the redemption price as calculated pursuant to the provisions of Section B.3.(a)(i), within ten (10) business days after the occurrence of such Non-Compliance. Any such redemption shall not be in lieu of or in any way limit any other rights which such holders may have (at law or in equity) in connection with the event giving rise to their right of redemption.

                                     (C)        OPTIONAL REDEMPTION BY THE
CORPORATION.

                                    (i)  Redemption  in 2000.  If the  holders
of Series A Preferred Stock fail to request redemption of their shares of Series A Preferred Stock within the ninety-two (92) day period provided in Section B.3(a)(i) hereof for such optional redemption, and if such shares have not otherwise been converted to shares of Class C Common Stock, then the Corporation may, out of funds legally available therefor, upon at least thirty
(30) days prior notice delivered at any time after the expiration of such applicable period (a "Series A Redemption Date"), redeem all, but not less than all, of the outstanding shares of Series A Preferred Stock at an amount per share of Series A Preferred Stock equal to the issue price of such share plus an amount equal to the amount of all accumulated and unpaid dividends and interest on such share of Series A Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed, minus any amount which the Corporation is entitled to set off pursuant to the provisions of Section B.2(d) hereof.

                                                 (ii) REDEMPTION  UPON REDUCTION
OF NOTE. If the Corporation elects to defer receipt of all or any portion of any scheduled payment of principal due and payable to the Corporation under any promissory note made by any holder of Series A Preferred Stock in favor of and delivered to the Corporation in consideration for the issuance by the Corporation of Series A Preferred Stock to such holder (each a "Deferred Payment Amount"), then the Corporation may, in its discretion and consistent with the provisions of any such note, redeem a number of shares of Series A Preferred Stock from the maker of such note determined by dividing the total amount of all then outstanding Deferred Payment Amounts by five dollars ($5.00), at a redemption price of five dollars ($5.00) for each such share, and set off all or any portion of such Deferred Payment Amounts against any such Redemption Price (as defined below) due hereunder. The Corporation shall give at least thirty
(30) days notice to the Series A Preferred Stockholders of any redemption pursuant to this subsection (ii), which notice shall specify a redemption date (also a Series A "Redemption Date").

                                                 (iii)  REDEMPTION  OF
REMAINING SHARES OF SERIES A PREFERRED STOCK UPON AUTOMATIC CONVERSION. To the extent that shares of Series A Preferred Stock are not converted into shares of Class C Common Stock pursuant to the provisions of Section
B.4.(b) upon the occurrence of the events set forth therein, the Corporation may redeem such remaining shares of Series A Preferred Stock upon at least ten
(10) days prior notice to the holders of Series A Preferred Stock, which notice shall specify a redemption date (also a Series A "Redemption Date"). The redemption price for such shares shall equal, and shall be paid by, cancellation of the entire unpaid principal amount of the promissory note delivered by the holder of such shares to the Corporation in partial consideration for the issuance of such shares.

                                     (D)        GENERAL PROVISIONS FOR
REDEMPTIONS.

                                                 (i)        Series A REDEMPTION
PRICE. Each amount payable by the Corporation pursuant to Section B.3(a) through (c) hereof respectively, is referred to as the "Series A Redemption Price".

                                    (ii)        EFFECT OF  REDEMPTION. Provision
for payment of the Series A Redemption Price for shares of Series A Preferred Stock having been made by the Corporation, and for so long as there shall be no default in the payment of deferred portions of the Redemption Price, then (A) the shares of Series A Preferred Stock designated for redemption in any notice shall not be entitled to any dividends accruing after the specified Redemption Date, and (B) on such Redemption Date all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares of Series A Preferred Stock, shall cease, except the right to receive the Redemption Price upon presentation and surrender of the respective certificates representing such shares.

                                    (iii)       DEFERRED  PAYMENT FOR CERTAIN
APPROVED SERIES A PREFERRED STOCKHOLDER MAJOR DECISIONS. On any Series A Redemption Date resulting from the failure of the holders of Series A Preferred Stock to approve (A) a sale of all or substantially all of the assets of the Corporation whether by asset or stock sale, or otherwise, for consideration other than all cash or (B) the Corporation having conveyed, transferred or leased all or any substantial portion of its assets to any person or entity, or
(C) a consolidation or merger referred to in Section B.1(e)(i)(G) above, the Corporation may, at its election, in lieu of making payment in full in cash, prior to the consummation of any such transaction, pay to each holder of shares of Series A Preferred Stock an amount in cash equal to one-half (1/2) of the total Series A Redemption Price, and may issue a promissory note of the Corporation in an amount equal to the balance of such Series A Redemption Price; provided, however, that in the case of (A) above, the Corporation shall be obligated to pay to the holders of the Series A Preferred Stock an additional PRO RATA amount of cash (and shall be entitled to reduce the principal amount of any note referred to in (iv) below), if and to the extent it receives any cash as a result of such a transaction.


                                    (iv)        PROMISSORY NOTE. Any promissory
note referred to in subparagraph (iii), above, shall be payable in two (2) equal annual installments, commencing on the one (1) year anniversary of the Series A Redemption Date, of principal and interest and such interest shall accrue at the then prime rate (the "Prime Rate") of the Corporation's primary banking institution (or, if there be no such institution, the prime rate of interest as published in the Wall Street Journal, from time to time) plus one hundred (100) basis points. The obligations of the Corporation to make payment under such note shall be secured by a perfected security interest in the Corporation's accounts receivable (not more than 90 days' due at the date of perfection) with an aggregate value of not less that 120% of all amounts payable under such note from time to time, which recurring interest lien shall be subordinated only with respect to payments and priority to any lien(s) granted to (A) any of the Corporation's lending financial institutions, incurred in accordance with these designations, or (B) a Series B Preferred Stockholder pursuant to a Final Credit Enhancement Agreement dated December 1, 1995.

                                    (v)         RETIREMENT OF SHARES.  Shares of
Series A Preferred Stock that have been redeemed, purchased or otherwise acquired by the Corporation shall be retired and may not be reissued.

                                   (vi)       EFFECT OF LEGAL RESTRICTIONS ON
PAYMENT. If the Redemption Price for any such shares cannot be paid in full because the Corporation is prohibited by law from making such payment, then those funds that are legally available will be used to pay (ratably if necessary) accrued but unpaid interest, then accrued but unpaid dividends, and then to redeem the maximum possible number of shares of Series A Preferred Stock ratably among the holders thereof determined by multiplying the total number of shares of Series A Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of such shares then held by each such holder and the denominator of which shall be the total number of such shares then outstanding. The shares of Series A Preferred Stock not redeemed shall remain outstanding and be entitled to all rights and preferences provided herein; provided, however, at any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available. If fewer than the total number of shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed shares of Series A Preferred Stock.

                                    (vii)       RESTRICTIONS  ON CORPORATE
ACTIONS. If the Corporation for any reason fails to redeem any shares of Series A Preferred Stock in accordance with this Section B.3 on or prior to the Redemption Date specified herein, then, notwithstanding anything to the contrary contained in these Articles of Incorporation, the Corporation may not incur any Indebtedness (unless the proceeds of such incurrence of Indebtedness are used to make all overdue redemption payments in respect of the Series A Preferred Stock, including payments of accrued but unpaid dividends or interest) without the prior written consent of the holders of the Series A Preferred Stock voting separately as a class; provided, however, that, subject to the restriction set forth in Section B.1(c)(i), if such restriction is then in force, the Corporation may incur Indebtedness without the aforesaid approval if (A) the proceeds of such borrowing are used to pay obligations of the Corporation arising in the ordinary course of business as they become due and payable, or otherwise to maintain the operations of the Corporation at the then current level and not to expand the operation of the Corporation in any material respect, whether through expansion or enhancement of, or addition, to the Corporation's then current activities, facilities, equipment or other capital assets, or otherwise, (B) the Corporation provides prior written notice of such borrowing to all holders of Series A Preferred Stock, which notice shall include a statement of the intended use of the proceeds of such borrowing, and (C) promptly upon request therefor, the Corporation shall provide to any holder of Series A Preferred Stock a certificate signed by the President and Chief Financial Officer of the Corporation certifying as to the allocation and use of the proceeds of any such borrowing.

                                                 (viii)     APPRAISAL.  Within
fourteen (14) days of any written request of any holder of shares of Series A Preferred Stock from time to time, an appraiser or appraisers shall be jointly selected by the holders of Series A Preferred Stock (the "Transferring Stockholder"), on the one hand, and the Corporation on the other hand, and such jointly selected appraiser or appraisers shall determine the fair market value of the Series A Preferred Stock. The fair market value of the Series A Preferred Stock shall be such amount as of such date as the appraisers determine, using such methods as the appraisers appointed hereunder determine, in the exercise of their sole discretion, is appropriate taking into account any liquidation, conversion, preferences or other rights attendant to such class (which shall specifically include the value of any Class C Common Stock into which such shares of Series A Preferred Stock may at such time be converted). If the Transferring Stockholder, on the one hand, and the Corporation on the other hand, do not agree upon the selection of an appraiser or appraisers, within the period therein stated, then, within seven (7) days after the expiration of the fourteen (14) day period, the Transferring Stockholder shall appoint an appraiser, and the Corporation shall appoint a second appraiser. The two (2) appraisers so appointed shall appoint a third appraiser within seven (7) days after both shall have been appointed. If either the Transferring Stockholder or the Corporation shall fail to so appoint an appraiser, the appraiser duly appointed by the other shall serve as the sole appraiser and such appraiser shall determine the fair market value of the Series A Preferred Stock and such determination shall be binding, final and conclusive on all parties. The said appraiser(s) shall, within sixty (60) days after the last appointment thereof determine the fair market value of the Series A Preferred Stock as otherwise provided herein and the determination of such appraiser shall be determinative of the fair market value of the Series A Preferred Stock and shall be binding, final and conclusive on all parties. If the appraisers cannot agree on the fair market value of the Series A Preferred Stock, within the time allotted, then such fair market value shall be the median or the two appraisals closest in value to each other. All expenses incurred in the appraisal process shall be borne and paid equally by the Transferring Stockholder and the Corporation.

                                                 (ix)       MULTIPLE  HOLDERS OF
SERIES A PREFERRED STOCK. If the Series A Preferred Stock is at any time held by more than one person or entity, the request for redemption pursuant to this Section B.3 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series A Preferred Stock shall constitute the request for redemption by the holders of all of the then issued and outstanding shares of Series A Preferred Stock and all such holders of Series A Preferred Stock shall redeem their shares of Series A Preferred Stock pursuant to this Section B.3 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series A Preferred Stock.


                         4.         CONVERSION RIGHTS.

                                     (a)        OPTIONAL CONVERSION BY HOLDER.

                                    (i)         General  Provisions.  All, but
not less than all, of the issued and outstanding shares of Series A Preferred Stock shall be convertible, without the payment of any additional consideration, into shares of Class C Common Stock, at the option of the holders of the shares of Series A Preferred Stock, at any time prior to 5:00 P.M. (EST) on February 24, 2000; provided, however, that issued and outstanding shares of Series A

Preferred Stock may not be converted into shares of Class C Common Stock as otherwise permitted herein if, at the time of such requested conversion, the Corporation has not received cash in full payment for all shares of Series A Preferred Stock outstanding at such time (including payment in full of all amounts of principal and interest under any note given in partial consideration for such shares, but less any accrued but unpaid dividends with respect thereto); and provided, further, however, that if such conversion occurs at any time during the 60 day period referred to in Section 3(a)(ii) (other than as the result of the adoption of a Business Plan as set forth in Section 1(e)(i)(A) (above) or pursuant to Section 3(a)(iii) above, after the Corporation elects to take any action constituting a Series A Preferred Stockholder Major Decision without the approval of the holders of the Series A Preferred Stock, such conversion shall not be deemed to be an "optional conversion" governed by the provisions of this Section 4(a), but shall be governed by the provisions relating to "Automatic Conversions" set forth in Section 4(b) below. Each such share of Series A Preferred Stock shall be convertible at such time into one fully-paid and nonassessable share of Class C Common Stock, subject to adjustment as provided in Section B.4.(e) below (the "Series A Conversion Rate"). The holders of shares of Series A Preferred Stock requesting conversion of shares into shares of Class C Common Stock shall send a written notice to the Corporation, at the principal office of the Corporation, requesting such conversion. The holders shall, as soon thereafter as practicable, deliver the certificates therefor, duly endorsed for transfer, at the principal office of the Corporation or any transfer agent for the Series A Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver to the holders a certificate or certificates for the number of such shares of Class C Common Stock to which the holders shall be entitled, a check payable to the holders in the amount of any cash in lieu of issuance of any fractional share, and the amount of any cumulative dividends and interest accrued but unpaid on such shares. The conversion shall be deemed to have been made immediately prior to the close of business on the date of receipt of the notice. The persons entitled to receive the shares of Class C Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class C Common Stock on such date, and the shares of Series A Preferred Stock converted shall immediately be canceled and may not be reissued.

                                                 (ii)       Multiple  Holders of
Series A Preferred Stock. If the Series A Preferred Stock is at any time held by more than one person or entity, the request for conversion pursuant to this Section B.4 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series A Preferred Stock shall constitute the request for conversion by the holders of all of the then issued and outstanding shares of Series A Preferred Stock and all such holders of Series A Preferred Stock shall convert their shares of Series A Preferred Stock pursuant to this Section B.4 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series A Preferred Stock.

                        (b) AUTOMATIC CONVERSION. If the holders of Series A Preferred Stock have not earlier exercised their rights to require the Corporation to redeem their shares of Series A Preferred Stock pursuant to the provisions of Section B.3.(a) hereof, such number of outstanding shares of Preferred Stock equal to the product of the number of outstanding shares of Series A Preferred Stock multiplied by a fraction, the numerator of which shall be the total amount of cash paid to the Corporation by such holders to purchase shares of Series A Preferred Stock (but not including the payment of any interest to the Corporation) and the denominator of which shall be $5 million, shall, together with all other then outstanding shares of the Corporation's preferred stock or other capital stock with rights to convert into shares of Common Stock, be converted into fully-paid and nonassessable shares of Class C Common Stock at the Series A Conversion Rate upon the earlier to occur of the closing or other consummation of (i) any Qualified Public Offering, (ii) any Non-Qualified Public Offering, (iii) any combination, consolidation or merger where the Corporation is not the survivor, (iv) any sale, exchange or other disposition of all or substantially all of the Corporation's assets, whether by asset or stock sale or otherwise, or (v) any election by the holders of Series A Preferred Stock to effect an "Optional Conversion" during any period during which the holders of the Series A Preferred Stock may cause the Corporation to redeem shares of their Series A Preferred Stock pursuant to the provisions of
Section  3(a)(ii) or 3(a)(iii),  above.  In the case of the occurrence of any of
(i) through (v) above, all remaining shares of Series A Preferred Stock which have not been converted into shares of Class C Common Stock, shall be subject to mandatory redemption by the Corporation pursuant to the provisions of Section B.3.(iii) hereof. Shares of Class C Common Stock received pursuant to this
Section 4.(b) shall be subject to the provisions of Article IV, Section A.4 in the event of a Qualified Public Offering or Non-Qualified Public Offering, and shall thereupon immediately be reclassified as shares of Class A Common Stock. At least twenty (20) days prior written notice of the date fixed and place designated for conversion shall be sent by first class mail, postage prepaid, to the address of each holder of shares of Series A Preferred Stock as shown in the records of the Corporation. On or before the date fixed for conversion, each holder of shares of Series A Preferred Stock shall surrender the certificates representing such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of full shares of Common Stock to which such holder is entitled. Until such time as holders of certificates theretofore representing shares of Series A Preferred Stock have surrendered them for exchange as provided herein, no dividends shall be paid with respect to any shares represented by such certificates and no payment for fractional shares shall be made.

                                     (c)        NO  FRACTIONAL  SHARES.  No
fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. In lieu of any fractional share, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Board.

                                     (d)        PAYMENT;  DIVIDENDS.  At the
time of the conversion of any shares of Series A Preferred Stock, whether mandatory or optional, the Corporation shall pay to the holder of such shares of Series A Preferred Stock the sum of all interest and cumulative dividends accrued but unpaid with respect to such shares, whether or not such dividends shall have been declared by the Corporation to the date of conversion (subject to the Corporation's right of set off referred to in Section B.2(d) hereof).

                                     (e)        ADJUSTMENTS;  ANTIDILUTION.  The
number of shares of Class C Common Stock issuable upon the conversion of the Series A Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

                                                 (i)        DIVIDENDS,  SPLITS.
If the Corporation declares a dividend payable in its shares of its Common Stock, splits any of its Common Stock or combines any of its outstanding shares of Common Stock into a smaller number, then the number of fully-paid and nonassessable shares of Class C Common Stock into which each share of Series A Preferred Stock may be converted shall forthwith be adjusted by multiplying one
(1) by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock immediately after such dividend, stock split or combination, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock immediately prior to such dividend, stock split or combination.

                                                 (ii)       REORGANIZATION,
RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (iii) or (iv) below, each share of Series A Preferred Stock shall, after such reorganization, share exchange or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of Series A Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its Series A Preferred Stock immediately prior to such reorganization, share exchange, or reclassification, or to which the Series A Preferred Stock is actually entitled, but not both.

                                                 (iii)      CONSOLIDATION,
MERGER, SALE OF ASSETS. In the event of a merger or consolidation or sale, exchange or other disposition of all, or substantially all of the Corporation's assets, to which the Corporation is a party, each share of Series A Preferred Stock shall, after such merger or consolidation, be convertible into the kind and number of shares of stock and/or other securities, cash or other property to which the holder of such share of Series A Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its shares of Series A Preferred Stock immediately prior to such consolidation or merger or sale of assets, or to which the Series A Preferred Stock is actually entitled, but not both.

                                                 (iv)       CERTAIN  ISSUANCES
OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation shall issue any additional shares of Common Stock -- other than securities to be issued (i) to the public pursuant to any Qualified Public Offering or Non-Qualified Public Offering, (ii) to officers, directors, or employees of the Corporation as part of a stock option plan, restricted stock plan, employee stock purchase plan, employment agreement, or other employee stock plan or agreement, implemented by the Board, provided that the aggregate numbers of such shares issued shall not exceed ten percent (10%) of the fully diluted capital stock of the Corporation calculated as of the time of the issuance, (iii) to Management Stockholders and other executive employees of the Corporation, of an amount of Class A Common Stock not in excess of the 25% Management Stock Amount, (iv) upon conversion of any shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the exercise of that certain Stock Warrant granted by the Company to the Series B Preferred Stockholder, of even date herewith, to purchase 88,889 shares of Class A Common Stock at an exercise price that is equal to or exceeds the "conversion price" including any adjustment thereof, (v) upon the exercise of that certain Stock Warrant granted by the Company to John
R. Dwyer, Jr., Stephen X. Hamilton and D. Andrew Hamilton December 1, 1995 to purchase in the aggregate 24,000 shares of Class A Common Stock, or (vi) to the LP pursuant to Article XIV of the Practice Participation Agreement in respect of the issuance of Medical Holdings Limited Partnership of the Limited Partner Interests (or options to purchase such Interests) from and after the time that more than sixty-six (66) but less than one hundred (100) physicians hold such Limited Partner Interests (or options to acquire such Interests) directly or indirectly through their professional corporations -- for a consideration per share of Common Stock less than the "conversion price", as adjusted or as previously adjusted, in effect on the date immediately prior to such issuance, then and in such event, such conversion price shall be adjusted, concurrently with such issuance, to a price equal to the quotient obtained by DIVIDING:

                                                (1) an  amount  equal  to (x)
                        the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase
                        shares  of,   Common  Stock   outstanding immediately
                        prior to such issuance or sale, multiplied by the (C) conversion price in effect immediately prior to such issuance or sale, plus (y) the consideration, if any,
                        received   or  deemed  to  be   received  by  the
                        Corporation upon such issuance or sale; BY

                                                (2) the sum of (A) total number
                        of shares of Common Stock outstanding immediately after such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase shares of, Common Stock outstanding immediately after such issuance or sale.

For purposes of this Section B.4, the conversion price shall initially be $5.00 per share.

No adjustment of the conversion price shall be made under this Section B.4.(e)(iv) upon the issuance of any additional shares of Common Stock that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to Sections 4(v) or 4(vi) hereof.

                                         (v)    ISSUANCE OF WARRANTS,  OPTIONS
OR OTHER RIGHTS. If the Corporation at any time shall issue any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock and the price per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the conversion price per share in effect immediately prior to such issuance, then such issue shall be deemed an issuance (as of the date of issue of such warrants, options or other rights) of the total maximum number of shares of Common Stock issuable pursuant to such warrants, options or other rights, and the conversion price shall thereupon be adjusted as provided in Section B.4.(e)(iv) hereof on the basis that the aggregate consideration for the additional shares of Common Stock issuable pursuant to such warrants, options or other rights, plus the minimum consideration to be received by the Corporation for the issuance of additional shares of Common Stock pursuant to such warrants, options, or other rights shall be deemed to be the consideration received by the Corporation for the issuance of such warrants, options, or other rights.

                                                 (vi)       CERTAIN  ISSUANCES
OF  CONVERTIBLE  SECURITIES.   In  case  the  Corporation  shall  issue  any
securities convertible into Common Stock and the consideration per share for which such additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the conversion price per share in effect immediately prior to such issuance, then upon such issuance of such securities the conversion price shall be adjusted as provided in Section B.4.(e)(iv) hereof on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and
(ii) the aggregate consideration for such maximum number of additional shares of Common Stock plus the minimum consideration received by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such convertible securities shall be deemed to be the consideration received by the Corporation for the issuance of such convertible securities. No adjustment of the conversion price shall be made under this subsection upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Section B.4.(e)(v) hereof.

                                                 (vii)      ADJUSTMENT OF SERIES
A CONVERSION RATE. Upon each adjustment of the conversion price under the provisions of this Section B.4.(e), the Series A Conversion Rate shall be adjusted to an amount determined by dividing $5.00 by such adjusted conversion price. For example, if, as a result of any of the foregoing, the conversion price was reduced to $4.00, each share of Series A Preferred Stock would then be convertible into 1.25 shares of Class C Common Stock.

                                                 (viii)     OTHER PROVISIONS
APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions will be applicable to the making of adjustments in conversion prices hereinabove provided in this Section B.4.(e):

                                                (1)         COMPUTATION OF
CONSIDERATION. To the extent that any additional shares of Common Stock or any convertible securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Corporation for subscription, the subscription price. To the extent that such issuance shall be for a consideration other than cash, then the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Corporation's Board after receipt of a fairness opinion, appraisal or similar independent third party advice determined by a person or entity jointly selected by the Series A Preferred Directors, the Series B Preferred Directors, the Series C Preferred Directors and the other directors pursuant to procedures substantially similar to those set forth in
Section 6 of the Stockholders Agreement. The consideration for any additional shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants, options or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants, options or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Corporation shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

                                                (2)         READJUSTMENT  OF
CONVERSION PRICE. Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, without conversion, exchange or exercise, the issuance of which convertible securities, rights, options or warrants effected an adjustment in the conversion price, such conversion price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section B.4.(e) after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the conversion price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Corporation (computed as set forth in subsection B.4.(e)(viii)(1) hereof) shall be deemed to have been received by the Corporation. If the purchase price provided for in any such rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for shares of Common Stock changes at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price in effect at the time of the change shall be adjusted to the conversion price that would have been in effect at such time had such rights, options, warrants or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                                (3)         OTHER ACTION
AFFECTING COMMON STOCK. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in any of the foregoing subsections 4(e)(i) to (vii) hereof, inclusive, which in the opinion of the Corporation's Board would have a materially adverse effect upon the rights of the holders of the Series A Preferred Stock, the conversion price shall be adjusted in such manner and at such time as the Board may determine to be equitable in the circumstances.

                                       (ix)     NOTICES OF ADJUSTMENTS.
Whenever the conversion rate and conversion price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted conversion rate and conversion price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted conversion rate and conversion price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the record holders of the Series A Preferred Stock, who shall approve such conversion rates and prices within 30 days of receipt. If holders of Series A Preferred Stock do not object in writing during such 30 day period, they shall be deemed to have approved such conversion rates and prices for all purposes hereof.

                                     (f)   RESERVATION OF SHARES.  The Board
shall at all times reserve and keep available, out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Class C Common Stock deliverable by the Corporation upon the conversion of all shares of Series A Preferred Stock from time to time outstanding and otherwise issuable under rights granted from the Corporation then existing.

                                     (g)   NO IMPLIED MODIFICATION OF TERMS.
The provisions of this Section B.4. shall not give, or be deemed to give, the Corporation the power or authority to issue any shares of its capital stock or other securities or to take any other action that it is expressly prohibited from issuing by another provision hereof.

                         5.         LIQUIDATION RIGHTS.

                                     (a)        Upon any  liquidation,
dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution or payment shall be made in respect of the holders of shares of Common Stock or any other class or series of stock ranking junior to the Series A Preferred Stock, a liquidating distribution in an amount equal to the greater of (i) the sum of the "fair market value" per share of Series A Preferred Stock, which shall include an amount per share equal to all cumulative dividends and interest accrued but unpaid thereon, whether or not such dividends and interest shall have been declared by the Corporation, to the date fixed for such distribution or payment (but subject to reduction to the extent the Corporation exercises its right of set off referred to in Section B.2(d) hereof); or (ii) the sum of the original purchase price per share of Series A Preferred Stock plus an amount equal to all cumulative dividends and interest accrued but unpaid thereon to the date fixed for such distribution or payment; provided, however, in either such event the amount of cash payable by the Corporation shall not exceed the amount of cash paid to the Corporation by all holders of such shares with respect to the purchase of such shares, including the payment of any interest with respect thereto, through and including the date of liquidation. The holders of shares of Series A Preferred Stock shall not be entitled to receive any additional distributive amounts upon such liquidation, dissolution or winding up of the affairs of the
Corporation   resulting  in  any  distribution  of  assets  to stockholders.

                                     (b)        If, upon any such  liquidation,
dissolution or winding up of the affairs of the Corporation, the assets of the Corporation to stockholders shall be insufficient to permit the payment in full to the holders of Series A Preferred Stock of the amounts to which they are entitled, then all of such available assets shall be distributed to the holders of shares of Series A Preferred Stock ratably in proportion to the liquidation payment otherwise due under Section B.5.(a) to each such holder and no amounts shall be distributed in respect of any other share of capital stock of the Corporation until all amounts distributable to holders of Series A Preferred Stock have been distributed.

                                     (c)        The purchase or redemption by
the Corporation of stock of any class, in any manner permitted by law, shall not for the purpose of this Section B.5. be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purpose of this Section B.5.

                                     (d)        At least thirty (30) days prior
written notice of any such liquidation, dissolution or winding up of the affairs of the Corporation stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be sent by first class mail, postage prepaid, to each holder of Series A Preferred Stock at his address as shown on the records of the Corporation.

                         6.         EVENTS OF NON-COMPLIANCE; NON-COMPLIANCE.

                                     (a)        DEFINITION.  "Event of
Non-Compliance" shall mean, with respect to the Corporation, the occurrence of any of the events, occurrences or circumstances listed below; provided, however, that any such event, occurrence or circumstance shall constitute "Non-Compliance" if, and only if, (i) in the case of any event, occurrence or circumstance involving the non-payment of moneys (other than dividend and accrued interest payments due and payable to the holders of Series A Preferred Stock), within thirty (30) calendar days following written notice of such non-payment, such moneys have not been paid by or on behalf of the Corporation; and (ii) in the case of any event, occurrence or circumstance not involving the non-payment of moneys, substantial efforts have not been commenced by or on behalf of the Corporation to cure such event, occurrence, or circumstance within a reasonable time after notice thereof (but in no event later than 30 days), and having been so commenced, there is a failure within a reasonable time to prosecute to completion with diligence and continuity the curing of such event, occurrence or circumstances, or a period of more than 90 days has occurred without such cure being completed to the satisfaction of the holders of the Series A Preferred Stockholders; provided, further, however, that, for purposes of (i) and (ii) above the occurrence of any of the events, occurrences or circumstances described in subparagraphs (5), (6) (7), (8), (9) or (10), below shall constitute Non-Compliance immediately upon its occurrence or upon the happening of such event or circumstances, without any requirement of notice or passage of time except as specifically set forth in such item:

                                                (1)         any failure of the
Corporation to make any payment required to be made by it to the holders of Series A Preferred Stock hereunder when due;

                                                (2)         any  material
default by the Corporation in the payment of any other material obligation of the Corporation to any holder of Series A Preferred Stock;

                                                (3)         the  Corporation
otherwise breaches or otherwise fails to perform or observe in any material respect any material covenant or agreement set forth herein or in the Registration Rights Agreement between the Corporation and the initial holders of the Series A Preferred Stock dated February 24, 1995 or in any Collateral Agreement (as defined therein).

                                                (4)         beginning  on April
1, 2000, whenever dividends accruing after such date on the Series A Preferred Stock shall be in arrears in an aggregate amount equal to at least 4 quarterly dividends thereon;

                                                (5)         institution  by the
Corporation of proceedings of any nature under any laws or regulations, whether now existing or subsequently enacted or amended, for the relief of debtors wherein the Corporation is seeking relief as debtor;

                                                (6)         a general assignment
                                                by the Corporation for the
                                                benefit of creditors;

                                                (7)         the  institution by
the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective;

                                                (8)         the  institution
against the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective, which proceeding is not dismissed, stayed or discharged within a period of ninety (90) calendar days after the filing thereto;

                                                (9)         the  appointment of
a receiving, custodian, trustee or like officer to take possession of the assets of the Corporation, if the tendency of said receivership would reasonably tend to have a materially adverse effect upon the performance by the Corporation of its obligations hereunder, which receivership imposition;

                                               (10) admission by the Corporation
in writing of its inability to pay its debts as they mature or the Corporation is adjudicated as insolvent;


                                                (11)        attachment,
execution or other judicial seizure of all or any substantial part of the Corporation's assets, such attachment, execution or seizure in any case remaining undismissed or undischarged for a period of fifteen (15) calendar days after the levy thereof; provided, however, that said attachment, execution or seizure shall not constitute an Event of Non-Compliance hereunder if the Corporation posts a bond sufficient in amount to satisfy or secure the payment of such claim or judgment within sixty (60) calendar days after the levy thereof and the Corporation's assets are thereby released from the lien of such attachment;

                                                (12)        one or more
judgments or decrees is entered against the Corporation or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by current insurance) of the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

                                                (13)        defaults shall have
occurred under any agreements, indentures, or instruments under which the Corporation then has any outstanding Indebtedness in excess of the greater of
(A) $100,000 with respect to 1995;  $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation in the aggregate and if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated; and/or

                                                (14) any holder of  Indebtedness
of the Corporation equal to the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) or ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, after a default under such Indebtedness shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of such Indebtedness or to collect, seize, dispose of, or apply in satisfaction of such Indebtedness, assets of the Corporation having a fair market value in excess of the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the
independent   certified   public   accountants   employed  by  the Corporation,
individually or in the aggregate (including funds on deposit or held pursuant to lock-box and other similar arrangements).

                        C.          SERIES B PREFERRED STOCK.

                                                 1.         VOTING RIGHTS.

                                                 (a) General  Provisions.
Holders of Series B Preferred Stock shall be entitled to notice of each meeting of all of the Corporation's stockholders, but shall not be entitled to notice of special or other meetings of any class of Common Stock or of Series A Preferred Stock or Series C Preferred Stock. The holders of shares of Series B Preferred Stock shall vote together with the holders of shares of Common Stock and Series A Preferred Stock and Series C Preferred Stock on all matters submitted to a vote of stockholders and not as a separate series or class, except as otherwise provided herein. Except as otherwise provided herein, on all matters to be voted on by the Corporation's stockholders, every holder of Series B Preferred Stock shall be entitled to cast, in person or by proxy, that number of votes equal to the full number of shares of Class C Common Stock into which such holder's Series B Preferred Stock is then convertible.

                                                 (b) Series B Preferred  Stock
Directors. The holders of shares of Series B Preferred Stock, voting as a single class, shall be entitled to elect two (2) directors of the Corporation (the "Series B Preferred Stock Directors"). Where the holders of Series B Preferred Stock vote as a class, the affirmative vote of a majority of the shares of Series B Preferred Stock represented in person or by proxy at a meeting at which a quorum of Series B Preferred Stock is present shall be sufficient to approve any matter with respect to which said holders are entitled to vote; provided, however, that the affirmative vote of a plurality of all votes cast in person or by proxy by the holders of Series B Preferred Stock shall be sufficient to elect a Series B Preferred Stock Director. The holders of Series B Preferred Stock, at any annual meeting or upon a call of a special meeting of holders of Series B Preferred Stock by holders of not less than twenty-five percent (25%) of the shares of Series B Preferred Stock then outstanding, may remove any Series B Preferred Stock Director at any time and from time to time, voting as a single class, by the affirmative vote of eighty percent (80%) of all votes entitled to be cast for the election of a Series B
Preferred Stock Director, and may elect a successor to fill any resulting vacancies for the remainder of the term of such Series B Preferred Stock Director. If any Series B Preferred Stock Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Series B Preferred Stock Director (unless, with respect to removal, the holders of Series B Preferred Stock have elected a successor Series B Preferred Stock Director pursuant to the provisions hereof). If there is no such remaining director, then upon a call of a special meeting of holders of Series B Preferred Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Series B Preferred Stock, voting as a single class.

                                                 (c) Actions  Requiring  Series
B Preferred Stock Director Votes. Without the affirmative vote of each of the Series B Preferred Stock Directors, the Corporation shall not:

                                                             (i)        incur or
permit any of its Subsidiaries (as defined in Section B.1(d)(v)) to incur any Indebtedness (as defined in Section B.1(d)(i)) as a result of which the outstanding Indebtedness of the Corporation would on a consolidated basis exceed One Million Dollars ($1,000,000) in the aggregate; other than (A) Indebtedness owing to the Investor named in that certain Financing Transaction Agreement dated as of February 24, 1995, or any of its affiliates, or (B) Indebtedness incurred under and pursuant to that certain Credit Agreement and the related Credit Agreement Documents as defined in the Securities Purchase Agreement, or
(C) Indebtedness not exceeding $20,000,000 incurred under and pursuant to one or more revolving credit facilities guaranteed by the Series A Preferred Stockholder and/or any other guarantors reasonably acceptable to the Series B Preferred Stockholder; or

                                                             (ii)       issue
any shares of its capital stock with liquidation or dividend rights senior to (or PARI PASSU with) the liquidation or dividend rights of the Series B Preferred Stock; or

                                                             (iii)      effect
any amendment to these Amended and Restated Articles of Incorporation or to the By-Laws of the Corporation that adversely affects the holders of the Series B Preferred Stock or the Class C Common Stock; or

                                                             (iv)       effect
any amendment to any of the Amended Employment Agreements dated February 24, 1995 by and between the Corporation and each of Stewart Gold ("Gold"), Scott Rifkin ("Rifkin") and Alan Kimmel ("Kimmel") (collectively, the "Management Employment Agreements"; and Gold, Rifkin and Kimmel each being a "Management Stockholder" and collectively being the "Management Stockholders"), or settle or compromise any claim or dispute of the Corporation with respect thereto; or

                                                             (v)        obligate
the Corporation to do any of the foregoing.

                                    (d)         Definitions.  For  purposes  of
this Section C, the definitions set forth in Section B.1.(d) shall be applicable except that:

                                                             (i)         In
Section B.1(d)(i)(G)(x), the phrase "Series B Preferred Stock" shall be substituted for "Series A Preferred Stock;"

                                                (ii)        "QUALIFIED  PUBLIC
OFFERING" shall mean any public underwritten offering of the Corporation's Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act") based upon a total market capitalization of the Corporation, at the time of such offering, of at least Forty-Five Million Dollars ($45,000,000).

                                                (iii)       "BUSINESS  PLAN"
means each plan for the conduct and operation of the business of the Corporation, or any portion thereof, which shall include a budget and contain narrative descriptions and approximate schedules for all significant activities proposed to be undertaken by the Corporation for the period of time set forth therein, in reasonably sufficient detail to enable the officers and directors of the Corporation to make informed decisions with respect to any recommendation of, consent to, or approval of, such plan and any related budget. The term "Business Plan" shall include the "April 30 Business Plan" which was delivered to and reviewed by the Series B Preferred Stockholder, and either has been delivered to and reviewed by the professional advisors of the Series B Preferred Stockholder or the Series B Preferred Stockholder has had the opportunity to, but elected not to, have its professional advisors review such April 30 Business Plan, and such April 30 Business Plan has been approved by the holders of the Series B Preferred Stock for purposes of (A) Article IV Section C.1(c)(i) hereof and (B) Article IV Section C.1(e)(i)(A) hereof. The Corporation's April 30 Business has been approved by the holder of the Series B Preferred Stock for purposes of (A) Section C.1(c)(i) hereof; and (B) Section C.1(e)(i)(A) hereof.

                                    (e)         Series B Preferred Stockholder
                                    Major Decisions.

                                                (i)         GENERAL  PROVISIONS.
The Corporation shall not take any of the following actions (each, a "Series B Preferred Stockholder Major Decision") without first submitting such Series B Preferred Stockholder Major Decision to a vote by the holders of Series B Preferred Stock, voting separately as a class:

                                                            (A)         the
adoption of the Corporation's Business Plan (as defined in Section C.1.(d)(iv) hereof) for any 12-month period or for calendar years 1998 and 1999, or any amendment or periodic update to any approved Business Plan;

                                                            (B)         the
issuance by the Corporation from time to time after the date hereof of shares of its capital stock or options, warrants or other rights to acquire any such shares, to employees of the Corporation, directly or under any plan for the benefit of the foregoing or the issuance of any such shares or options into an employee stock bonus pool in an amount which, when aggregated with all other such issuances to employees of the Corporation, exceeds ten percent (10%) of the fully diluted shares of capital stock of the Corporation as of the date of such issuance; PROVIDED, HOWEVER, that shares of Class A Common Stock (and options, warrants and rights to acquire shares of Class A Common Stock) that have been, and will after the date hereof be, issued to the three Management Stockholders and other executive employees of the Corporation in amounts not to exceed twenty-five percent (25%) of the fully diluted shares of capital stock of the Corporation as of the date hereof (the "25% Management Stock Amount") shall NOT be counted toward such ten percent (10%) limitation, such issuances to the Management Stockholders and other executive employees being expressly authorized and consented to by the holders of the Series B Preferred Stock;

                                                            (C)         the
cessation of the business of the Corporation;

                                                            (D)         the
issuance of shares of capital stock of the Corporation with liquidation and dividend rights junior to those afforded to the Series B Preferred Stock ("Series B Junior Stock") to any person or entity (a "Series B Adverse Junior Stock Purchaser") which is actively engaged in substantially the same business or businesses in which any corporation which owns more that fifty percent (50%) of the voting capital stock of the holder of Series B Preferred Stock is actively engaged ("Series B Adverse Junior Stock");

                                                            (E)         any
sale, transfer or other disposition by the Corporation of all or any substantial portion of its assets whether by asset or stock sale or otherwise;

                                                            (F)         any
conveyance, transfer or lease by the Corporation of all or any substantial portion of its assets to any person, or to any corporation, partnership or other entity;

                                                            (G)         the
consolidation or merger by the Corporation with or into another corporation or entity, or the consolidation or merger of another corporation or entity with or into the Corporation, where as a result of such transactions the voting stockholders of the Corporation immediately prior to such transaction would not hold sufficient voting stock in the surviving entity immediately after such transaction to elect a controlling constituency of the Board of Directors (or other governing body) in a transaction where the Corporation is not the survivor;


                                                            (H)         any
Non-Qualified Public Offering;

                                                            (I)         any
agreement by the Corporation to do any of the foregoing.

                                                            (J)         any
amendment subsequent to the date hereof to that certain Physician Services Organization Agreement by and between Baltimore Medical Group, LLC and BMG Limited Partnership, dated as of February 24, 1995 (which has been assigned by BMG Limited Partnership (now Medical Holdings Limited Partnership) to the

Corporation) (the "PSO Agreement"), that materially adversely affects the Series B Preferred Stockholder in its capacity as the Series B Preferred Stockholder.

                                                            (K)         Such
other actions or proposed actions by the Corporation that the Series B Preferred Stockholder and the Corporation shall, in a written agreement between them (a "Major Decision Agreement"), agree shall constitute additional Series B Preferred Stock Major Decisions requiring the affirmative vote or consent of the Series B Preferred Stockholder. A Major Decision Agreement may provide remedies to the Series B Preferred Stockholder for the Corporation's failure or refusal to secure the affirmative vote or consent of the Series B Preferred Stockholder for any such additional Major Decision, in addition to the remedies otherwise provided by these Articles.

                                                  (ii)      CORPORATION
ENTITLED  TO  TAKE  CERTAIN  ACTIONS  WITHOUT  APPROVAL  OF  SERIES  B
PREFERRED STOCKHOLDERS. If a Series B Preferred Stockholder Major Decision, other than an issuance of Series B Adverse Junior Stock, is not approved by the holders of a majority of the then outstanding shares of Series B Preferred
Stock pursuant to the  provisions  of  subparagraph  (i)  hereof,   then  the
Corporation   shall nonetheless be entitled to take any of such actions
constituting such a Series B Preferred Stockholder Major Decision, but shall provide written notice to that effect to the holders of Series B Preferred Stock no later than ninety (90) days prior to the date such action is to be effective and the holders of Series B Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation not less than twenty-one (21) days prior to the date such action is to be effective, to require the Corporation to redeem all, but not less than all, of the then issued and outstanding shares of Series B Preferred Stock pursuant to the provisions of Section C.3(a)(ii) hereof.

                                                             (iii)      SERIES B
ADVERSE JUNIOR STOCK; SPECIAL PROVISIONS. If the Series B Preferred Stockholders do not approve an issuance of Series B Junior Stock that they believe is Series B Adverse Junior Stock pursuant to the provisions of subparagraph (i) hereof, then, upon the affirmative vote of a majority of the directors of the Corporation other than the Series B Preferred Directors, the Corporation shall be entitled, for a period of sixty (60) days following the election of the holders of Series B Preferred Stock, not to approve an issuance of such stock, and to require arbitration under the expedited procedures set forth herein of whether the Series B Preferred Stockholders or their affiliates have legitimate business interests that are materially adverse to such Purchaser. Such arbitration shall be conducted by three arbitrators, two of whom (the "Party Designated Arbitrators") shall be selected by the parties, and the third of whom shall be a "Neutral Arbitrator" selected by the Party Designated Arbitrators. The Corporation shall designate its Party Designated Arbitrator in a written notice to the holders of Series B Preferred Stock, and within five (5) days thereafter, such holders of Series B Preferred Stock shall designate its Party Designated Arbitrator. Within five (5) days thereafter, the two Party

Designated Arbitrators shall agree upon and appoint a Neutral Arbitrator, who shall be an attorney experienced in the health care business. The only issue to be determined in the arbitration shall be whether the proposed recipient of Series B Junior Stock has legitimate business interests which are materially adverse to the holders of Series B Preferred Stock. The arbitration shall be concluded within sixty (60) days of the date of the Corporation's written notice. The determination of the arbitrators so appointed shall be final and conclusive upon the parties. If the arbitrators determine that the proposed purchaser is a Series B Adverse Junior Stock Purchaser, then the Corporation may nonetheless proceed to issue such shares of Series B Adverse Junior Stock to such purchaser, but shall provide written notice to that effect to the holders of Series B Preferred Stock no later than 30 days prior to the date such issuance is consummated, and the holders of Series B Preferred Stock shall thereupon become entitled to exercise their rights to require the Corporation to redeem all, but not less than all, of the issued and outstanding shares of Series B Preferred Stock pursuant to the provisions of Section C.3.(a)(iii) hereof.

                                                 (f)        Method of  Approval.
Whenever any action described herein requires the action of holders of Series B Preferred Stock, such action shall be deemed to have occurred upon the approval of holders of a majority of the then issued and outstanding shares of Series B Preferred Stock at a duly convened meeting of such stockholders or by their written consent in accordance with the then applicable provisions of the MGCL, and the Corporation, in undertaking any action with respect to such holders, shall be entitled to rely upon a certificate signed by such holders to that effect.

                                     2.         DIVIDENDS.

                                                 (a)        Accrual of
Dividends Before April 1, 2000. Beginning as of December 1, 1995 and prior to April 1, 2000, cash dividends at the rate of One Dollar and Nine and Seven-Tenths Cents ($1.097) per share per annum shall accrue on the Series B Preferred Stock (whether or not earned or declared or payment is legally available therefor) in equal quarterly installments, commencing on the first day of January 1996, and continuing thereafter on the first day of each month of April, July, October, January and shall accrue interest at the rate of 9.75% (based upon a 365 day year) compounded quarterly on all such unpaid dividend amounts.

                                                 (b)        Payment of Dividends
Before April 1, 2000. Dividends and interest accrued on or with respect to accrual dates occurring prior to April 1, 2000 shall be payable (either as part of a Series B Redemption Price (as defined below) or liquidation payment, or otherwise) prior to April 1, 2000 only after all dividends and interest accrued on or with respect to the Series A Preferred Stock have been fully paid and only upon (i) the liquidation of the Corporation as herein provided, or (ii) the redemption or conversion of such share of Series B Preferred Stock, and if not paid upon liquidation, redemption or conversion on or prior to April 1,

2000, the amount of all such accrued dividends and interest payments shall from and after April 1, 2000 become an unsecured obligation of the Corporation, bearing interest at the rate, and being payable at the times, and upon the conditions, set forth with respect to dividend payments in Section 2(c) below.

                                                 (c)        Payment of Dividends
on or After April 1, 2000. Beginning on April 1, 2000, cash dividends, at the per annum rate of 100 basis points over The Wall Street Journal Prime Rate as of the last business day prior to April 1, 2000, shall accrue on the original issue price of all shares of Series B Preferred Stock outstanding (whether or not earned or declared by the Board), in equal quarterly installments on the first day of each month of April, July, October and January. All such accrued dividends shall be declared by the Board (if funds are at such time legally available therefor) and shall be payable to each holder of Series B Preferred Stock on each such scheduled quarterly date (as set forth above) if, at the time of payment (i) all dividends and interest accrued on or declared with respect to the Series A Preferred Stock have been fully paid, and (ii) funds for the full payment of such quarterly dividend on all shares of Series B Preferred Stock then outstanding are legally available therefor under the laws of the State of Maryland as then in effect.

                                                 (d)        Declaration  Date.
The date on which the Board shall consider the payment of a particular quarterly dividend on the Series B Preferred Stock pursuant to Section C.2.(c) hereof shall be any date that is prior to the date on which such quarterly dividend would be payable if declared, and which is not more than seventy-five
(75) days prior to such quarterly dividend payment date.

                                                 (e)        Reduction of
Capital. If at any time the Board considers the payment of any quarterly dividend pursuant to Section C.2.(c) hereof (i) funds for the full payment of such quarterly dividend are not then legally available therefor under the laws of the State of Maryland as then in effect as applied to the then effective capitalization of the Corporation, and (ii) funds for the payment of such quarterly dividend would be legally available if the stated capital accounts of the Corporation were reduced or capital surplus was revalued, then, in such event, the Board shall reduce the stated capital at least to the extent necessary to declare and pay such dividend or cause a revaluation of capital surplus if such reduction of capital or valuation of surplus would be permissible under the laws of the State of Maryland as then in effect and unless the exercise of the Board's fiduciary duty prevents such reduction.

                                                 (f)        Limitation  on other
Dividends; Payments. So long as any shares of Series B Preferred Stock remain outstanding, (i) no dividends shall be declared or paid upon, nor shall any dividend or other distribution be made with respect to, any shares of any other class or series of stock or equity interest of the Corporation other than the Series A Preferred Stock or any Subsidiary without the consent of each of the Series B Preferred Stock Directors, and (ii) no shares of any class of stock or equity interest of the Corporation or any Subsidiary other than the shares of Series B Preferred Stock and Series A Preferred Stock shall be redeemed, retired, purchased or otherwise acquired by the Corporation, except purchases of the Corporation's interests in a Subsidiary at the time of its organization. Notwithstanding the foregoing, the Corporation may (iv) effect Permitted Redemptions pursuant to Section A.5; and (v) may redeem shares of capital stock of or equity interests in any wholly-owned Subsidiary.

                         3.         REDEMPTION.

                                     (a)        OPTIONAL REDEMPTION BY HOLDERS.


                                                 (i)        Permitted  Time for
Optional Redemption. At the written request of any holder of Series B Preferred Stock, sent by such holder to the Corporation at the principal office of the Corporation, during the ninety-two (92) day period beginning on March 1, 2000, and ending on June 1, 2000, the Corporation shall, within ninety (90) days of the date of such request (a "Series B Redemption Date") redeem for cash out of any funds legally available therefor all, but not less than all, of the then issued and outstanding shares of Series B Preferred Stock held by the holders making such request, at an amount per share of Series B Preferred Stock equal to the greater of (A) the then "fair market value" (as such term is defined in Section 3(d)(ix) below) of such share, including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series B Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed, or (B) the sum of the issue price of such share plus all accumulated and unpaid interest and dividends thereon, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed.

                                                 (ii)       Permitted
Redemption Resulting from Certain Unapproved Series B Preferred Stockholder Major Decisions. If the Corporation elects to take any action constituting a Series B Preferred Stockholder Major Decision (other than the issuance of Series B Adverse Junior Stock) without the approval of the holders of Series B Preferred Stock (as permitted pursuant to the provisions of Section B.1.(e)(ii) hereof), the Corporation shall give notice of such election to each holder of Series B Preferred Stock at least ninety (90) days prior to the date such action is to be effective, and the holders of Series B Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation not less than twenty-one (21) days prior to the date such action is to be effective, to request the Corporation to redeem, and the Corporation shall redeem out of any funds legally available therefor, all (but not less than all) of the then issued and outstanding shares of Series B Preferred Stock then held by the holders requesting redemption, at an amount per share of Series B Preferred Stock equal to the greater of (A) the then fair market value of such share (including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series B Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed) or (B) the sum of the issue price of such share plus all accumulated and unpaid interest and dividends thereon, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed. To the extent that net cash proceeds are received by the Corporation as the result of the taking of such action constituting such a Series B Preferred Stockholder Major Decision, other than the Series B

Preferred Stockholder Major Decisions described in Section C.3(a)(iii) below, which shall be treated as provided therein, (i) the Corporation shall pay any redemption price in cash to the holders of Series B Preferred Stock, such cash to be paid pro rata among the holders of Series B Preferred Stock requesting such redemption (with such redemption being a condition precedent to the Corporation's receipt of such net proceeds) upon the occurrence of such action (a "Series B Redemption Date"). To the extent that such net cash proceeds received by the Corporation as a result of taking such Series B Preferred Stockholder Major Decision are insufficient to enable the Corporation to make full payment in cash, the Corporation may pay the balance due with respect to the redemption of such shares within 180 days of such request.

                                                 (iii)      Effect of Issuance
of Series B Adverse Junior Stock. If the Corporation elects to issue shares of Series B Adverse Junior Stock after a determination by the arbitrators appointed pursuant to Section C.1(e)(iii) hereof that the purchaser thereof is a Series B Adverse Junior Stock Purchaser, then the holders of Series B Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation within ninety (90) days after the date of issuance of such shares by the Corporation, to request the Corporation to redeem, and the Corporation shall redeem, all but not less than all of the issued and outstanding shares of Series B Preferred Stock held by holders requesting redemption. Such redemption payment shall be made in cash prior to or contemporaneously with such issuance if a request for redemption is made thirty
(30) or more days prior to the date specified for issuance by the Corporation in its notice of issuance, and otherwise no sooner than 180 days after the date of such request but in all events within one (1) year of such request (a "Series B Redemption Date"). The Corporation shall also, on or before the effective date of such redemption, secure the complete and unconditional release of all then effective guarantees of indebtedness of the Corporation by the redeeming Series B Stockholder and shall also pay or cause to be paid in full all of the monies owed by the Corporation to such redeeming Series B Stockholder pursuant to or as a result of such guarantee or any instrument, agreement or other document executed and delivered by the Corporation to the redeeming Series B Stockholder to induce the redeeming Series B Stockholder to enter into such guarantee. The redemption price shall in all events be an amount per share of Series B Preferred Stock equal to the greater of (A) the purchase price per share of Series B Adverse Junior Stock to be paid, on a fully diluted basis, by the purchaser of such shares, or (B) the then fair market value of such share of Series B Preferred Stock as calculated pursuant to subparagraph (i) hereof, or
(C) the product of (I) one and one half (1.5) times the sum of (II) the liquidation preference of such shares, including therein all accumulated and unpaid dividends and interest thereon (whether or not such dividends have been declared by the Corporation) to the date such share is actually redeemed. Interest shall accrue on the amount of the fair market value per share at a rate of nine and three-fourths percent (9.75%) per annum from the date such holders of Series B Preferred Stock deliver notice of their redemption request to the Corporation until the full payment of all amounts payable with respect to such redemption has been paid in cash by the Corporation.

                                                (iv)        Redemption  Pursuant
to Securities Purchase Agreement. Upon the written request of the holder of Series B Preferred Stock pursuant to Section 5.3(e) the Securities Purchase Agreement, the Corporation shall redeem the then issued and outstanding shares of Series B Preferred Stock held by such holder according to the terms of the Securities Purchase Agreement.

                                   (B)  MANDATORY  REDEMPTION BY THE
CORPORATION. Upon the occurrence of any Non-Compliance (as defined in Section C.6), the Corporation shall redeem all, but not less than all, of the shares of Series B Preferred Stock then held by each holder at the redemption price as calculated pursuant to the provisions of Section C.3.(a)(i), within ten (10) business days after the occurrence of such Non-Compliance. Any such redemption shall not be in lieu of or in any way limit any other rights which such holders may have (at law or in equity) in connection with the event giving rise to their right of redemption.

                                     (C)        OPTIONAL  REDEMPTION BY THE
CORPORATION.

                                                (i)         Optional  Redemption
in 2000. If the holders of Series B Preferred Stock fail to request redemption of their shares of Series B Preferred Stock within the ninety-two
(92) day period provided in Section C.3(a)(i) hereof for such optional redemption, and if such shares have not otherwise been converted to shares of Class C Common Stock, then the Corporation may, upon at least thirty (30) days prior notice delivered at any time after the expiration of such applicable period (a Series B "Redemption Date"), redeem all, but not less than all, of the outstanding shares of Series B Preferred Stock at redemption price per share of Series B Preferred Stock equal to the greater of (i) the then "fair market value" (calculated, if the Corporation and the Series B Preferred Stockholder are unable to agree, according to the procedures set forth in Section 3(d)(ix) below) of such share, including for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series B Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed, or (ii) the sum of the issue price of such share plus an amount equal to the amount of all accumulated and unpaid dividends and interest on such share of Series B Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed.

                                                (ii)        Redemption  Pursuant
to Securities Purchase Agreement. The Corporation may redeem the then issued and outstanding shares of Series B Preferred Stock pursuant to and according to the terms and provisions of Section 5.3(e) of the Securities Purchase Agreement.

                                     (D)        GENERAL PROVISIONS FOR
REDEMPTIONS.

                                                 (i)        Series B REDEMPTION
PRICE. Each amount payable by the Corporation pursuant to Section C.3(a) through (c) hereof respectively, is referred to as the "Series B Redemption Price".

                                    (ii)        EFFECT OF  REDEMPTION.
Provision for payment of the Series B Redemption Price for shares of Series B Preferred Stock having been made by the Corporation, and for so long as there shall be no default in the payment of deferred portions of the Series B Redemption Price, then (A) the shares of Series B Preferred Stock designated for redemption in any notice shall not be entitled to any dividends accruing after the specified Redemption Date, and (B) on such Redemption Date all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares of Series B Preferred Stock, shall cease, except the right to receive the Redemption Price upon presentation and surrender of the respective certificates representing such shares.


                                    (iii)       DEFERRED PAYMENT FOR CERTAIN
APPROVED SERIES B PREFERRED STOCKHOLDER MAJOR DECISIONS. On any Series B Redemption Date resulting from the failure of the holders of Series B Preferred Stock to approve (A) a sale of all or substantially all of the assets of the Corporation whether by asset or stock sale, or otherwise for consideration other than all cash or (B) conveyance, transfer, or lease by the Corporation of all or any substantial portion of its assets to any person or entity, or
(C) a consolidation or merger referred to in Section C.1(e)(1)(G) above, the Corporation may, at its election, in lieu of making payment in full in cash, prior to the consummation of any such transaction, pay to each holder of shares of Series B Preferred Stock an amount in cash equal to one-half (1/2) of the total Series B Redemption Price, and may issue a promissory note of the Corporation in an amount equal to the balance of such Series B Redemption Price; provided however, that in the case of (A) above the Corporation shall be obligated to pay to the holders of the Series B Preferred Stock an additional pro rata amount of cash (and shall be entitled to reduce the principal amount of any note referred to in (iv) below), if an to the extent it receives any cash as a result of such a transaction.


                                    (iv)        PROMISSORY NOTE. Any promissory
note referred to in subparagraph (iii), above, shall be payable in two (2) equal annual installments, commencing on the one (1) year anniversary of the Series B Redemption Date, of principal and interest and such interest shall accrue at the then prime rate (the "Prime Rate") of the Corporation's primary banking institution (or, if there be no such institution, the prime rate of interest as published in the Wall Street Journal, from time to time) plus one hundred (100) basis points. The obligations of the Corporation to make payment under such note shall be secured by a perfected security interest in the Corporation's accounts receivable (not more than 90 days' due at the date of perfection) with an aggregate value of not less that 120% of all amounts payable under such note from time to time, which recurring interest lien shall be subordinated only with respect to payments and priority to any lien(s) granted to any of the Corporation's lending financial institutions, incurred in accordance with these designations.

                                    (v)         RETIREMENT OF SHARES.  Shares of
Series B Preferred Stock that have been redeemed, purchased or otherwise acquired by the Corporation shall be retired and may not be reissued.

                                    (vi)        SUBORDINATION  OF SERIES B
REDEMPTION PRICE. If, at the time the Series B Redemption Price is payable to the holders of the Series B Preferred Stock, the Series A Redemption Price is also payable to the holders of the Series A Preferred Stock or the Series A Preferred Stock has been designated for redemption pursuant to the terms of Section B.3, no payment shall be made to the holders of Series B Preferred Stock in respect of the Series B Redemption Price unless and until the Series A Redemption Price shall have been paid in full to the holders of the Series A Preferred Stock.

                                                 (vii)      EFFECT OF LEGAL
RESTRICTIONS ON PAYMENT. If the Redemption Price for any such shares cannot be paid in full because the Corporation is prohibited by law from making such payment, then those funds that are legally available will be used to pay (ratably if necessary) accrued but unpaid interest, then accrued but unpaid dividends, and then to redeem the maximum possible number of shares of Series B Preferred Stock ratably among the holders thereof determined by multiplying the total number of shares of Series B Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of such shares then held by each such holder and the denominator of which shall be the total number of such shares then outstanding. The shares of Series B Preferred Stock not redeemed shall remain outstanding and be entitled to all rights and preferences provided herein; provided, however, at any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available. If fewer than the total number of shares of Series B Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed shares of Series B Preferred Stock.

                                    (viii)      RESTRICTIONS  ON CORPORATE
ACTIONS. If the Corporation for any reason fails to redeem any shares of Series B Preferred Stock in accordance with this Section C.3 on or prior to the Redemption Date specified herein, then, notwithstanding anything to the contrary contained in these Articles of Incorporation, the Corporation may not incur any Indebtedness (unless the proceeds of such incurrence of Indebtedness are used to make all overdue redemption payments in respect of the Series B Preferred Stock, including payments of accrued but unpaid dividends or interest) without the prior written consent of the holders of the Series B Preferred Stock voting separately as a class; provided, however, that, subject to the restriction set forth in Section C.1(c)(i), if such restriction is then in force, the Corporation may incur Indebtedness without the aforesaid approval if (A) the proceeds of such borrowing are used to pay obligations of the Corporation arising in the ordinary course of business as they become due and payable, or otherwise to maintain the operations of the Corporation at the then current level and not to expand the operation of the Corporation in any material respect, whether through expansion or enhancement of, or addition, to the Corporation's then current activities, facilities, equipment or other capital assets, or otherwise, (B) the Corporation provides prior written notice of such borrowing to all holders of Series B Preferred Stock, which notice shall include a statement of the intended use of the proceeds of such borrowing, and (C) promptly upon request therefor, the Corporation shall provide to any holder of Series B Preferred Stock a certificate signed by the President and Chief Financial Officer of the Corporation certifying as to the allocation and use of the proceeds of any such borrowing.

                                                 (ix)       APPRAISAL.  Within
fourteen (14) days of any written request of any holder of shares of Series B Preferred Stock from time to time, the fair market value of the Series B Preferred Stock shall be determined by an appraiser or appraisers shall according to the terms and procedures of Section B.3(d)(viii), except that all references shall be to Series B Preferred Stock and Stockholders rather than Series A Preferred Stock and Stockholders.

                                                 (x)        MULTIPLE  HOLDERS OF
SERIES B PREFERRED STOCK. If the Series B Preferred Stock is at any time held by more than one person or entity, the request for redemption pursuant to this Section C.3 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series B Preferred Stock shall constitute the request for redemption by the holders of all of the then issued and outstanding shares of Series B Preferred Stock and all such holders of Series B Preferred Stock shall redeem their shares of Series B Preferred Stock pursuant to this Section C.3 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series B Preferred Stock.

                         4.         CONVERSION RIGHTS.

                                     (a)        OPTIONAL CONVERSION BY HOLDER.

                                                (i)         General  Provisions.
All, but not less than all, of the issued and outstanding shares of Series B Preferred Stock shall be convertible, without the payment of any additional consideration, into shares of Class C Common Stock, at the option of the holders of the shares of Series B Preferred Stock, at any time prior to 5:00 P.M. (EST) on FEBRUARY 24, 2000; provided, however, that if such conversion occurs at any time during the 60 day period referred to in Section 3(a)(ii) (other than as the result of the adoption of a Business Plan as set forth in Section 1(e)(i)(A) (above) or pursuant to Section 3(a)(iii) above, after the

Corporation elects to take any action constituting a Series B Preferred Stockholder Major Decision without the approval of the holders of the Series B Preferred Stock, such conversion shall not be deemed to be an "optional conversion" governed by the provisions of this Section 4(a), but shall be governed by the provisions relating to "Automatic Conversions" set forth in
Section 4(b) below. Each such share of Series B Preferred Stock shall be convertible at such time into one fully-paid and nonassessable share of Class C Common Stock, subject to adjustment as provided in Section C.4.(e) below (the "Series B Conversion Rate"). The holders of shares of Series B Preferred Stock requesting conversion of shares into shares of Class C Common Stock shall send a written notice to the Corporation, at the principal office of the Corporation, requesting such conversion. The holders shall, as soon thereafter as practicable, deliver the certificates therefor, duly endorsed for transfer, at the principal office of the Corporation or any transfer agent for the Series B Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver to the holders a certificate or certificates for the number of such shares of Class C Common Stock to which the holders shall be entitled, a check payable to the holders in the amount of any cash in lieu of issuance of any fractional share, and the amount of any cumulative dividends and interest accrued but unpaid (unless, and to the extent, the Corporation elects to issue additional shares of Class C Common Stock in lieu of such dividends and interest pursuant to Section C.4(d)) on such shares. The conversion shall be deemed to have been made immediately prior to the close of business on the date of receipt of the notice. The persons entitled to receive the shares of Class C Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class C Common Stock on such date, and the shares of Series B Preferred Stock converted shall immediately be canceled and may not be reissued.

                                                 (ii)       Multiple  Holders of
Series B Preferred Stock. If the Series B Preferred Stock is at any time held by more than one person or entity, the request for conversion pursuant to this Section C.4 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series B Preferred Stock shall constitute the request for conversion by the holders of all of the then issued and outstanding shares of Series B Preferred Stock and all such holders of Series B Preferred Stock shall convert their shares of Series B Preferred Stock pursuant to this Section C.4 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series B Preferred Stock.

                        (b) AUTOMATIC CONVERSION. If the holders of Series B Preferred Stock have not earlier exercised their rights to require the Corporation to redeem their shares of Series B Preferred Stock pursuant to the provisions of Section C.3.(a) hereof, all of the outstanding shares of Series B Preferred Stock shall, together with all other then outstanding shares of the Corporation's preferred stock or other capital stock with rights to convert into shares of Common Stock, be converted into fully-paid and nonassessable shares of Class C Common Stock at the Series B Conversion Rate upon the earlier to occur of the closing or other consummation of (i) any Qualified Public Offering, (ii) any Non-Qualified Public Offering, (iii) any combination, consolidation or merger where the Corporation is not the survivor,
(iv) any sale, exchange or other disposition of all or substantially all of the Corporation's assets, whether by asset or stock sale or otherwise, or (v) any election by the holders of Series B Preferred Stock to effect an "Optional Conversion" during any period during which the holders of the Series B Preferred Stock may cause the Corporation to redeem shares of their Series B Preferred Stock pursuant to the provisions of Section 3(a)(ii) or 3(a)(iii), above. In the case of the occurrence of any of (i) through (v) above, all shares of Series B Preferred Stock which have not been converted into shares of Class C Common Stock, shall be subject to mandatory redemption by the Corporation pursuant to the provisions of Section C.3.(iii) hereof. Shares of Class C Common Stock received pursuant to this Section 4.(b) shall be subject to the provisions of
Article IV, Section A.4 in the event of a Qualified Public Offering or Non-Qualified Public Offering, and shall thereupon immediately be reclassified as shares of Class A Common Stock. At least twenty (20) days prior written notice of the date fixed and place designated for conversion shall be sent by first class mail, postage prepaid, to the address of each holder of shares of Series B Preferred Stock as shown in the records of the Corporation. On or before the date fixed for conversion, each holder of shares of Series B Preferred Stock shall surrender the certificates representing such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of full shares of Common Stock to which such holder is entitled. Until such time as holders of certificates theretofore representing shares of Series B Preferred Stock have surrendered them for exchange as provided herein, no dividends shall be paid with respect to any shares represented by such certificates and no payment for fractional shares shall be made.

                                     (c)        NO  FRACTIONAL  SHARES.  No
fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. In lieu of any fractional share, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Board.

                                     (d)        PAYMENT OF  DIVIDENDS  AND
INTEREST. At the time of the conversion of any shares of Series B Preferred Stock, whether mandatory or optional, and after payment in full by the Corporation of all amounts of interest and cumulative dividends accrued but unpaid with respect to Series A Preferred Stock, the Corporation shall pay to the holder of such shares of Series B Preferred Stock the sum of all interest and cumulative dividends accrued but unpaid with respect to such Series B Preferred Stock, whether or not such dividends shall have been declared by the Corporation to the date of conversion.

                                     (e)        ADJUSTMENTS;  ANTIDILUTION.  The
number of shares of Class C Common Stock issuable upon the conversion of the Series B Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

                                                 (i)        DIVIDENDS,  SPLITS.
If the Corporation declares a dividend payable in its shares of its Common Stock, splits any of its Common Stock or combines any of its outstanding shares of Common Stock into a smaller number, then the number of fully-paid and nonassessable shares of Class C Common Stock into which each share of Series B Preferred Stock may be converted shall forthwith be adjusted by multiplying one
(1) by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock immediately after such dividend, stock split or combination, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock immediately prior to such dividend, stock split or combination.

                                                 (ii)       REORGANIZATION,
RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (iii) or (iv) below, each share of Series B Preferred Stock shall, after such reorganization, share exchange or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of Series B Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its Series B Preferred Stock immediately prior to such reorganization, share exchange, or reclassification, or to which the Series B Preferred Stock is actually entitled, but not both.

                                                 (iii)      CONSOLIDATION,
MERGER, SALE OF ASSETS. In the event of a merger or consolidation or sale, exchange or other disposition of all, or substantially all of the Corporation's assets, to which the Corporation is a party, each share of Series B Preferred Stock shall, after such merger or consolidation, be convertible into the kind and number of shares of stock and/or other securities, cash or other property to which the holder of such share of Series B Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its shares of Series B Preferred Stock immediately prior to such consolidation or merger or sale of assets, or to which the Series B Preferred Stock is actually entitled, but not both.

                                                 (iv)       CERTAIN  ISSUANCES
OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation shall issue any additional shares of Common Stock -- other than securities to be issued (i) to the public pursuant to any Qualified Public Offering or Non-Qualified Public Offering, (ii) to officers, directors, or employees of the Corporation as part of a stock option plan, restricted stock plan, employee stock purchase plan, employment agreement, or other employee stock plan or agreement, implemented by the Board, provided that the aggregate numbers of such shares issued shall not exceed ten percent (10%) of the fully diluted capital stock of the Corporation calculated as of the time of the issuance, (iii) to Management Stockholders and other executive employees of the Corporation, of an amount of Class A Common Stock not in excess of the 25% Management Stock Amount, (iv) upon conversion of any shares of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or the exercise of any warrant to purchase shares of Common Stock held by the holder of Series B Preferred Stock pursuant to the terms hereof, or (v) to the LP pursuant to Article XIV of the Practice Participation Agreement in respect of the issuance of Medical Holdings Limited Partnership of the Limited Partner Interests (or options to purchase such Interests) from and after the time that more than sixty-six (66) but less than one hundred (100) physicians hold such Limited Partner Interests (or options to acquire such Interests) directly or indirectly through their professional corporations -- for a consideration per share of Common Stock less than the "conversion price," as adjusted or as previously adjusted, in effect on the date immediately prior to such issuance, then and in such event, such conversion price shall be adjusted, concurrently with such issuance, to a price equal to the quotient obtained by
DIVIDING:

                                                (1) an  amount  equal  to (x)
                        the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase
                        shares  of,   Common  Stock   outstanding immediately
                        prior to such issuance or sale, multiplied by (C) the conversion price in effect immediately prior to such issuance or sale, plus (y) the consideration, if any,
                        received   or  deemed  to  be   received  by  the
                        Corporation upon such issuance or sale; BY

                                                (2) the sum of (A) the total
                        number of shares of Common Stock outstanding immediately after such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase shares of, Common Stock outstanding immediately after such issuance or sale.

For purposes of this Section C.4, the conversion price shall initially be $11.25 per share.

No adjustment of the conversion price shall be made under this Section C.4.(e)(iv) upon the issuance of any additional shares of Common Stock that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to Sections 4(v) or 4(vi) hereof.

                                         (v)    ISSUANCE OF WARRANTS,  OPTIONS
OR OTHER RIGHTS. If the Corporation at any time shall issue any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock and the price per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the conversion price per share in effect immediately prior to such issuance, then such issue shall be deemed on issuance (as of the date of issue of such warrants, options or other rights) of the total maximum number of shares of Common Stock issuable pursuant to such warrants, options or other rights, and the conversion price shall thereupon be adjusted as provided in Section C.4.(e)(iv) hereof on the basis that the aggregate consideration for the additional shares of Common Stock issuable pursuant to such warrants, options or other rights, plus the minimum consideration to be received by the Corporation for the issuance of additional shares of Common Stock pursuant to such warrants, options, or other rights shall be deemed to be the consideration received by the Corporation for the issuance of such warrants, options, or other rights.

                                                 (vi)       CERTAIN  ISSUANCES
OF  CONVERTIBLE  SECURITIES.   In  case  the  Corporation  shall  issue  any
securities convertible into Common Stock and the consideration per share for which such additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the conversion price per share in effect immediately prior to such issuance, then upon such issuance of such securities the conversion price shall be adjusted as provided in Section C.4.(e)(iv) hereof on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and
(ii) the aggregate consideration for such maximum number of additional shares of Common Stock plus the minimum consideration received by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such convertible securities shall be deemed to be the consideration received by the Corporation for the issuance of such convertible securities. No adjustment of the conversion price shall be made under this subsection upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Section C.4.(e)(v) hereof.

                                                 (vii)      ADJUSTMENT OF SERIES
B CONVERSION RATE. Upon each adjustment of the conversion price under the provisions of this Section C.4.(e), the conversion rate shall be adjusted to an amount determined by dividing $11.25 by such adjusted conversion price. For example, if, as a result of any of the foregoing, the conversion price were reduced to $9.00, each share of Series B Preferred Stock would then be convertible into 1.25 shares of Class C Common Stock.

                                     (viii)     OTHER PROVISIONS  APPLICABLE TO
ADJUSTMENTS UNDER THIS SECTION. The following provisions will be applicable to the making of adjustments in conversion prices hereinabove provided in this Section B.4.(e):

                                                (1)         COMPUTATION OF
CONSIDERATION. To the extent that any additional shares of Common Stock or any convertible securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Corporation for subscription, the subscription price. To the extent that such issuance shall be for a consideration other than cash, then the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Corporation's Board after receipt of a fairness opinion, appraisal or similar independent third-party advice determined by a person or entity jointly selected by the Series B Preferred Directors, the Series A Preferred Directors, the Series C Preferred Stock Directors and the other directors pursuant to procedures substantially similar to those set forth in Section 6 of the Stockholders Agreement. The consideration for any additional shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants, options or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants, options or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Corporation shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

                                                (2)         READJUSTMENT  OF
CONVERSION PRICE. Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, without conversion, exchange or exercise, the issuance of which convertible securities, rights, options or warrants effected an adjustment in the conversion price, such conversion price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section C.4.(e) after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the conversion price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Corporation (computed as set forth in subsection C.4.(e)(viii)(1) hereof) shall be deemed to have been received by the Corporation. If the purchase price provided for in any such rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for shares of Common Stock changes at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price in effect at the time of the change shall be adjusted to the conversion price that would have been in effect at such time had such rights, options, warrants or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                                (3)         OTHER ACTION
AFFECTING COMMON STOCK. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in any of the foregoing subsections 4(e)(i) to (vii) hereof, inclusive, which in the opinion of the Corporation's Board would have a materially adverse effect upon the rights of the holders of the Series B Preferred Stock, the conversion price shall be adjusted in such manner and at such time as the Board may determine to be equitable in the circumstances.

                                       (ix)     NOTICES OF ADJUSTMENTS.
Whenever the conversion rate and conversion price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted conversion rate and conversion price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted conversion rate and conversion price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the record holders of the Series B Preferred Stock, who shall approve such conversion rates and prices within 30 days of receipt. If holders of Series B Preferred Stock do not object in writing during such 30 day period, they shall be deemed to have approved such conversion rates and prices for all purposes hereof.

                                     (f)     RESERVATION OF SHARES.  The Board
shall at all times reserve and keep available, out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, the full number of shares of Class C Common Stock deliverable by the Corporation upon the conversion of all shares of Series B Preferred Stock from time to time outstanding and otherwise issuable under rights granted from the Corporation then existing.

                                     (g)     NO IMPLIED MODIFICATION OF TERMS.
The provisions of this Section C.4. shall not give, or be deemed to give, the Corporation the power or authority to issue any shares of its capital stock or other securities or to take any other action that it is expressly prohibited from issuing by another provision hereof.

                         5.         LIQUIDATION RIGHTS.

                                     (a)        Upon any  liquidation,
dissolution or winding up of the affairs of the  Corporation,  whether voluntary or involuntary, the holders of shares of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution or payment shall be made in respect of the holders of shares of Common Stock or any other class or series of stock ranking junior to the Series B Preferred Stock, a liquidating distribution in an amount equal to the greater of
(i) the sum of the "fair market value" per share of Series B Preferred Stock, which shall include an amount per share equal to all cumulative dividends and interest accrued but unpaid thereon, whether or not such dividends and interest shall have been declared by the Corporation, to the date fixed for such distribution or payment; or (ii) the sum of the original purchase price per share of Series B Preferred Stock plus an amount equal to all cumulative dividends and interest accrued but unpaid thereon to the date fixed for such distribution or payment; provided, however, in either such event the amount of cash payable by the Corporation shall not exceed the amount of cash paid to the Corporation by all holders of such shares with respect to the purchase of such shares, including the payment of any interest with respect thereto, through and including the date of liquidation; and provided further, however, that no liquidating distribution shall be paid in respect of
Series B Preferred Stock unless and until all amounts due to holders of Series A Preferred Stock as a liquidating distribution pursuant to Section B.5(a) shall have been fully paid. The holders of shares of Series B Preferred Stock shall not be entitled to receive any additional distributive amounts upon such  liquidation,  dissolution  or winding up of the affairs  of
the  Corporation   resulting  in  any  distribution  of  assets  to
stockholders.

                                     (b)        If, upon any such  liquidation,
dissolution or winding up of the affairs of the Corporation, the assets of the Corporation to stockholders shall be insufficient to permit the payment in full to the holders of Series B Preferred Stock of the amounts to which they are entitled, then all of such available assets shall be distributed to the holders of shares of Series B Preferred Stock ratably in proportion to the liquidation payment otherwise due under Section C.5.(a) to each such holder and no amounts shall be distributed in respect of any other share of capital stock of the Corporation other than Series A Preferred Stock until all amounts distributable to holders of Series B Preferred Stock have been distributed.

                                     (c)        The purchase or redemption by
the Corporation of stock of any class, in any manner permitted by law, shall not for the purpose of this Section C.5. be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purpose of this Section C.5.

                                     (d)        At least thirty (30) days prior
written notice of any such liquidation, dissolution or winding up of the affairs of the Corporation stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be sent by first class mail, postage prepaid, to each holder of Series B Preferred Stock at his address as shown on the records of the Corporation.

                         6.         EVENTS OF NON-COMPLIANCE; NON-COMPLIANCE.

                                     (a)        DEFINITION.  "Event of
Non-Compliance" shall mean, with respect to the Corporation, the occurrence of any of the events, occurrences or circumstances listed below; provided,
however, that   any   such   event,   occurrence   or   circumstance   shall
constitute "Non-Compliance" if, and only if, (i) in the case of any event, occurrence or circumstance involving the non-payment of moneys (other than dividend and accrued interest payments due and payable to the holders of Series B Preferred Stock), within thirty (30) calendar days following written notice of such non-payment, such moneys have not been paid by or on behalf of the Corporation; and (ii) in the case of any event, occurrence or circumstance not involving the non-payment of moneys, substantial efforts have not been commenced by or on behalf of the Corporation to cure such event, occurrence, or circumstance within a reasonable time after notice thereof (but in no event later than 30 days), and having been so commenced, there is a failure within a reasonable time to prosecute to completion with diligence and continuity the curing of such event, occurrence or circumstances, or a period of more than 90 days has occurred without such cure being completed to the satisfaction of the holders of the Series B Preferred Stockholders; provided, further, however, that, for purposes of (i) and (ii) above the occurrence of any of the events, occurrences or circumstances described in subparagraphs (5), (6) (7), (8), (9) or (10), below shall constitute Non-Compliance immediately upon its occurrence or upon the happening of such event or circumstances, without any requirement of notice or passage of time except as specifically set forth in such item:

                                                (1) any failure of the
Corporation to make any payment required to be made by it to the holders of Series B Preferred Stock hereunder when due;

                                                (2) any  material  default  by
the Corporation in the payment of any other material obligation of the Corporation to any holder of Series B Preferred Stock; including specifically but without limitation payment obligations pursuant to any contract, agreement or other business transaction entered into between the Corporation and any holder of Series B Preferred Stock in the ordinary course of the Business of the Corporation.

                                                (3)         the  Corporation
otherwise breaches or otherwise fails to perform or observe in any material respect any material covenant or agreement set forth herein or in the Registration Rights Agreement between the Corporation and the initial holders of the Series B Preferred Stock dated on or about November 30, 1995 or in any Collateral Agreement (as defined therein).

                                                (4)         beginning  on  April
1, 2000, whenever dividends accruing after such date on the Series B Preferred Stock shall be in arrears in an aggregate amount equal to at least 4 quarterly dividends thereon;

                                                (5)         institution  by the
Corporation of proceedings of any nature under any laws or regulations, whether now existing or subsequently enacted or amended, for the relief of debtors wherein the Corporation is seeking relief as debtor;

                                                (6)         a general assignment
by the Corporation for the benefit of creditors;

                                                (7)         the  institution by
the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective;

                                                (8)         the  institution
against the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective, which proceeding is not dismissed, stayed or discharged within a period of ninety (90) calendar days after the filing thereto;

                                                (9)         the  appointment of
a receiving, custodian, trustee or like officer to take possession of the assets of the Corporation, if the tendency of said receivership would reasonably tend to have a materially adverse effect upon the performance by the Corporation of its obligations hereunder, which receivership imposition;
                                               (10)        admission by the
Corporation in writing of its inability to pay its debts as they mature or the Corporation is adjudicated as insolvent;

                                                (11)        attachment,
execution or other judicial seizure of all or any substantial part of the Corporation's assets, such attachment, execution or seizure in any case remaining undismissed or undischarged for a period of fifteen (15) calendar days after the levy thereof; provided, however, that said attachment, execution or seizure shall not constitute an Event of Non-Compliance hereunder if the Corporation posts a bond sufficient in amount to satisfy or secure the payment of such claim or judgment within sixty (60) calendar days after the levy thereof and the Corporation's assets are thereby released from the lien of such attachment;

                                                (12)        one or more
judgments or decrees is entered against the Corporation or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by current insurance) of the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

                                                (13)        defaults shall have
occurred under any agreements, indentures, or instruments under which the Corporation then has any outstanding Indebtedness in excess of the greater of
(A) $100,000 with respect to 1995;  $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation in the aggregate and if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated; and/or

                                                (14) any holder of  Indebtedness
of the Corporation equal to the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) or ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, after a default under such Indebtedness shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of such Indebtedness or to collect, seize, dispose of, or apply in satisfaction of such Indebtedness, assets of the Corporation having a fair market value in excess of the greater of (A) $100,000 with respect to 1995; $200,000 with respect to 1996; $300,000 with respect to 1997; $400,000 with respect to 1998; and $500,000 with respect to each year thereafter or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, individually or in the aggregate (including funds on deposit or held pursuant to lock-box and other similar arrangements).

                        D.          SERIES C PREFERRED STOCK.

                                                 1.         VOTING RIGHTS.

                                                 (a) General  Provisions.
Holders of Series C Preferred Stock shall be entitled to notice of each meeting of all of the Corporation's stockholders, but shall not be entitled to notice of special or other meetings of any class of Common Stock or of Series A Preferred Stock or Series B Preferred Stock. The holders of shares of Series C Preferred Stock shall vote with the holders of shares of Common Stock and Series A Preferred Stock and Series B Preferred Stock on all matters submitted to a vote of stockholders and not as a separate series or class, except as otherwise provided herein. Except as otherwise provided herein, on all matters to be voted on by the Corporation's stockholders, every holder of Series C Preferred Stock shall be entitled to cast, in person or by proxy, that number of votes equal to the full number of shares of Class C Common Stock into which such holder's Series C Preferred Stock is then convertible.

                                                 (b) Series C Preferred  Stock
Directors. The holders of shares of Series C Preferred Stock, voting as a single class, shall be entitled to elect two (2) directors of the Corporation and such directors shall, under the Corporation's By-laws, be entitled to serve on the Executive Committee of the Corporation's Board of Directors until such time as there is a Qualified Public Offering (such directors, being referred to as the "Series C Preferred Stock Directors"). Where the holders of Series C Preferred Stock vote as a class, the affirmative vote of a majority of the shares of Series C Preferred Stock represented in person or by proxy at a meeting at which a quorum of Series C Preferred Stock is present shall be sufficient to approve any matter with respect to which said holders are entitled to vote; provided, however, that the affirmative vote of a plurality of all votes cast in person or by proxy by the holders of Series C Preferred Stock shall be sufficient to elect a Series C Preferred Stock Director. The holders of Series C Preferred Stock, at any annual meeting or upon a call of a special meeting of holders of Series C Preferred Stock by holders of not less than twenty-five percent (25%) of the shares of Series C Preferred Stock then outstanding, may remove any Series C Preferred Stock Director at any time and from time to time, voting as a single class, by the affirmative vote of eighty percent (80%) of all votes entitled to be cast for the election of a Series C
Preferred Stock Director, and may elect a successor to fill any resulting vacancies for the remainder of the term of such Series C Preferred Stock

Director. If any Series C Preferred Stock Director shall cease to be a director for any reason (including death, resignation, removal or any other cause), the vacancy shall be filled by a vote of the remaining Series C Preferred Stock
Director or, if no Series C Preferred Stock Director remains, by a vote of the holders of Series C Preferred Stock (unless, with respect to removal, the holders of Series C Preferred Stock have elected a successor Series C Preferred Stock Director pursuant to the provisions hereof). If there is no such remaining director, then upon a call of a special meeting of holders of Series C Preferred Stock, by any such holder, the vacancy shall be filled by the vote of the holders of Series C Preferred Stock, voting as a single class.

                                                 (c)  Actions  Requiring  Votes
of the Series C Preferred Stock Director or Stockholder. Without the affirmative vote of each of the Series C Preferred Stock Directors (or the sole Series C Preferred Stock Director, when applicable) or the holders of Series C Preferred Stock, the Corporation shall not:

                                                (i)         incur or  permit
any of its Subsidiaries (as defined in Section B.1(d)(v)) to incur any Indebtedness (as defined in Section B.1(d)(i)) as a result of which the outstanding Indebtedness of the Corporation would on a consolidated basis exceed One Million Dollars ($1,000,000) in the aggregate; other than (A) Indebtedness that is subordinated in right of dividends, redemption and liquidation to the Series C Preferred Stock and/or (B) Indebtedness contemplated in the Corporation's Operating Plan (the "Operating Plan") included in Section 3.6(b) of the Disclosure Schedule attached to the Stock Purchase Agreement dated as of September 4, 1996 by and between the Company and the Series C Preferred Stockholder (the "Stock Purchase Agreement") and attached thereto, as reduced by the amount of the Series C Preferred Stockholder's investment in the Corporation, which reduction shall be in an amount up to Twenty Million Dollars ($20,000,000); or

                                                (ii)       issue any shares of
its capital stock with liquidation, redemption or dividend rights senior to (or PARI PASSU with) the liquidation, redemption or dividend rights of the Series C Preferred Stock; or

                                                (iii)       effect any amendment
to these Amended and Restated Articles of Incorporation or to the By-Laws of the Corporation that adversely affects the holders of the Series C Preferred Stock or the Class C Common Stock; or

                                                (iv)        pay any dividend
with respect to the Series A Preferred Stock or the Series B Preferred Stock prior to September 1, 1998 unless paid in connection with a redemption; or

                                                (v)         obligate the
Corporation to do any of the foregoing.

For purposes of this Section D.1(c), the holders of the Series C Preferred Stock may take action to enforce their rights under this Section D.1(c) at a duly called meeting of the Corporation's stockholders; provided, however, that the exercise of such rights shall not require a meeting of the Corporation's stockholders.

                                    (d)         Definitions.  For  purposes  of
this Section D, the definitions set forth in Section B.1.(d) shall be applicable except that:

                                                (i)         In Section
B.1(d)(i)(G)(x), the phrase "Series C Preferred Stock" shall be substituted for "Series A Preferred Stock;"

                                                (ii)        "QUALIFIED  PUBLIC
OFFERING" shall mean any public underwritten offering of the Corporation's Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act") based upon a total market capitalization of the Corporation, at the time of such offering, of at least 100 Million Dollars ($100,000,000), from which the Company receives net proceeds of not less than Twenty-Five Million Dollars ($25,000,000).

                                    (e)         Method of  Approval.  Whenever
any action described herein requires the action of holders of Series C Preferred Stock, such action shall be deemed to have occurred upon the approval of holders of a majority of the then issued and outstanding shares of Series C Preferred Stock at a duly convened meeting of such stockholders, or by their written consent (without necessity for a meeting), and the Corporation, in undertaking any action with respect to such holders, shall be entitled to rely upon a certificate signed by such holders to that effect.

                        2.          DIVIDENDS.

                                                 (a)        Accrual  of
Dividends. Subject to the provisions of Sections 2(b) and 2(c) below, cash dividends shall accrue on shares of Series C Preferred Stock issued pursuant to the Stock Purchase Agreement at the rate of One Dollar and Forty Cents ($1.40) per share per annum and on shares of Series C Preferred Stock issued pursuant to the Option Agreement at the rate of One Dollar and Sixty Cents ($1.60) per share per annum, beginning on the date of issuance of such shares (whether or not earned or declared or payment is legally available therefor) and shall accrue interest at the rate of 8% (based upon a 365-day year)  compounded  quarterly on all such unpaid dividend amounts.

                                                  (b) Payment of  Dividends.
Unless canceled pursuant to the provisions of Section 2(c) below, dividends and interest accrued on or with respect to accrual dates shall be payable (either as part of a Series C Redemption Price (as defined below) or liquidation payment, or otherwise) only after all dividends and interest accrued on or with respect to the Series A Preferred Stock and Series B Preferred Stock have been fully paid and only upon (i) the liquidation of the Corporation as herein provided, or (ii) the redemption or conversion of such shares of Series C Preferred Stock, and if not paid upon liquidation, redemption or conversion, the amount of all such accrued dividends and interest payments shall become an unsecured obligation of the Corporation, bearing interest at the per annum rate of 100 basis points over The Wall Street Journal Prime Rate as of the last business day prior to such liquidation, redemption or conversion and such interest shall be payable on the first day of each month of January, April, July and October if, at the time of payment (i) all dividends and interest accrued on or declared with respect to the Series A Preferred Stock and the Series B Preferred Stock have been fully paid, and
(ii) funds for the full payment of such quarterly dividend on all shares of Series C Preferred Stock then outstanding are legally available therefor under the laws of the State of Maryland as then in effect.

                                                 (c)        Cancellation of
Accrued Dividends. All accrued dividends and unpaid interest shall be canceled and no longer be payable in the event the Company consummates a Qualified Public Offering on or before August 30, 1998 at a price per share of not less than the weighted average price paid or to be paid by the Series C Preferred Stockholder for all shares of Series C Preferred Stock then outstanding or subject to the Option, plus all accrued but unpaid dividends and interest thereon.

                                                 (d)        Reduction  of
Capital. If at any time when a dividend on shares of Series C Preferred Stock would otherwise be payable (i) funds for the full payment of such dividend are not then legally available therefor under the laws of the State of Maryland as then in effect as applied to the then effective capitalization of the Corporation, and (ii) funds for the payment of such dividend would be legally available if the stated capital accounts of the Corporation were reduced or capital surplus was revalued, then, in such event, the Board shall reduce the stated capital at least to the extent necessary to declare and pay such dividend or cause a revaluation of capital surplus if such reduction of capital or valuation of surplus would be permissible under the laws of the State of Maryland as then in effect and unless the exercise of the Board's fiduciary duty prevents such reduction.

                                                 (e)        Limitation  on other
Dividends; Payments. So long as any shares of Series C Preferred Stock remain outstanding, (i) no dividends shall be declared or paid upon, nor shall any dividend or other distribution be made with respect to, any shares of any other class or series of stock or equity interest of the Corporation or any Subsidiary, other than the Series A Preferred Stock or Series B Preferred Stock, without the consent of each of the Series C Preferred Stock Directors (or the sole Series C Preferred Stock Director, when applicable), and (ii) no shares of any class of stock or equity interest of the Corporation or any Subsidiary other than the shares of Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock shall be redeemed, retired, purchased or otherwise acquired by the Corporation, except purchases of the Corporation's interests in a Subsidiary at the time of its organization. Notwithstanding the foregoing, the Corporation may (i) effect Permitted Redemptions pursuant to Section A.5; and (ii) may redeem shares of capital stock of or equity interests in any wholly-owned Subsidiary.

                         3.         REDEMPTION.

                                                 (a)        OPTIONAL  REDEMPTION
BY  HOLDERS.  If,  without the  approval  of the Series C Preferred  Stock
Directors, the Corporation elects to consummate either (1) an initial underwritten public offering of the Corporation's equity securities, (2) a merger, consolidation or similar combination transaction in which the Company is not the survivor, or (3) a sale, transfer or other disposition by the Corporation of all or substantially all of the Corporation's assets, whether by asset or stock sale or otherwise, at a price per share equal to or less than the weighted average price paid or to be paid by the Series C Preferred Stockholder for all shares of Series C Preferred Stock then outstanding or subject to the Option, plus all accrued but unpaid dividends and interest thereon, then the Corporation shall give notice of such election to each holder of Series C Preferred Stock at least 30 (30) days prior to the date such action is to be effective, and the holders of Series C Preferred Stock shall be entitled, by delivery of a written notice to the Corporation at the principal office of the Corporation not less than twenty-one (21) days prior to the date such action is to be effective, to request the Corporation to redeem, and the Corporation shall redeem out of any funds legally available therefor, all (but not less than all) of the then issued and outstanding shares of Series C Preferred Stock then held by the holders requesting redemption, at an amount per share of Series C Preferred Stock outstanding equal to the greater of (A) the then fair market value of such share (including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series C Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed) or (B) the weighted average price paid by the Series C Preferred Stockholder for each share of Series C Preferred Stock then outstanding, plus all accrued but unpaid dividends and interest thereon, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed. To the extent that net cash proceeds are received by the Corporation as the result of the taking of such action, (i) the Corporation shall pay any redemption price in cash to the holders of Series C Preferred Stock, such cash to be paid pro rata among the holders of Series C Preferred Stock requesting such redemption (with such redemption being a condition precedent to the Corporation's receipt of such net proceeds) upon the occurrence of such action (a "Series C Redemption Date"). To the extent that such net cash proceeds received by the Corporation as a result of taking such action are insufficient to enable the Corporation to make full payment in cash, the Corporation may pay the balance due with respect to the redemption of such shares within 180 days of such request.


                                     (b)        MANDATORY  REDEMPTION BY THE
CORPORATION. Upon the occurrence of any Event of Non-Compliance (as defined in Section D.6), the Corporation shall redeem all, but not less than all, of the shares of Series C Preferred Stock then held by each holder at an amount per share of Series C Preferred Stock outstanding equal to the greater of (A) the then fair market value of such share (including, for purposes of calculating such fair market value, the sum of all accumulated and unpaid interest and dividends on such share of Series C Preferred Stock, whether or not such dividends have been declared by the Corporation to the date such share is actually redeemed) or (B) the weighted average price paid by the Series C Preferred Stockholder for each share of Series C Preferred Stock then outstanding, plus all accrued but unpaid dividends and interest thereon, within ten (10) business days after the occurrence of such Non-Compliance. Any such redemption shall not be in lieu of or in any way limit any other rights which such holders may have (at law or in equity) in connection with the event giving rise to their right of redemption.

                                     (c)        GENERAL PROVISIONS FOR
REDEMPTIONS.

                                                 (i)        Series C  REDEMPTION
PRICE. Each amount payable by the Corporation pursuant to Section D.3 hereof is referred to as the "Series C Redemption Price".

                                                 (ii)        EFFECT OF
REDEMPTION. Provision for payment of the Series C Redemption Price for shares of Series C Preferred Stock having been made by the Corporation, and for so long as there shall be no default in the payment of deferred portions of the Series C Redemption Price, then (A) the shares of Series C Preferred Stock designated for redemption in any notice shall not be entitled to any dividends accruing after the specified Redemption Date, and (B) on such Redemption Date all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares of Series C Preferred Stock, shall cease, except the right to receive the Redemption Price upon presentation and surrender of the respective certificates representing such shares.

                                                 (iii)      RETIREMENT OF
SHARES. Shares of Series C Preferred Stock that have been redeemed, purchased or otherwise acquired by the Corporation shall be retired and may not be reissued.

                                                 (iv)        SUBORDINATION  OF
SERIES C REDEMPTION PRICE. If, at the time the Series C Redemption Price is payable to the holders of the Series C Preferred Stock, the Series A Redemption Price and/or Series B Redemption Price is also payable to the holders of the Series A Preferred Stock or Series B Preferred Stock or the Series A Preferred Stock or Series B Preferred Stock has been designated for redemption pursuant to the terms hereof, no payment shall be made to the holders of Series C Preferred Stock in respect of the Series C Redemption Price unless and until the Series A Redemption Price and Series B Redemption Price shall have been paid in full to the holders of the Series A Preferred Stock and Series B Preferred Stock.

                                                 (v)        EFFECT OF LEGAL
RESTRICTIONS ON PAYMENT. If the Redemption Price for any such shares cannot be paid in full because the Corporation is prohibited by law from making such payment, then those funds that are legally available will be used to pay

(ratably if necessary) accrued but unpaid interest, then accrued but unpaid dividends, and then to redeem the maximum possible number of shares of Series C Preferred Stock ratably among the holders thereof determined by multiplying the total number of shares of Series C Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of such shares then held by each such holder and the denominator of which shall be the total number of such shares then outstanding. The shares of Series C Preferred Stock not redeemed shall remain outstanding and be entitled to all rights and preferences provided herein; provided, however, at any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series C Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available. If fewer than the total number of shares of Series C Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed shares of Series C Preferred Stock.

                                                 (vi)        RESTRICTIONS  ON
CORPORATE ACTIONS. If the Corporation for any reason fails to redeem any shares of Series C Preferred Stock in accordance with this Section D.3 on or prior to the Redemption Date specified herein, then, notwithstanding anything to the contrary contained in these Articles of Incorporation, the Corporation may not incur any Indebtedness (unless the proceeds of such incurrence of Indebtedness are used to make all overdue redemption payments in respect of the Series C Preferred Stock, including payments of accrued but unpaid dividends or interest) without the prior written consent of the holders of the Series C Preferred Stock voting separately as a class; provided, however, that, subject to the restriction set forth in Section D.1(c)(i), the Corporation may incur Indebtedness without the aforesaid approval if (A) the proceeds of such borrowing are used to pay obligations of the Corporation arising in the ordinary course of business as they become due and payable, or otherwise to maintain the operations of the Corporation at the then current level and not to expand the operation of the Corporation in any material respect, whether through expansion or enhancement of, or addition, to the Corporation's then current activities, facilities, equipment or other capital assets, or otherwise, (B) the Corporation provides prior written notice of such borrowing to all holders of Series C Preferred Stock, which notice shall include a statement of the intended use of the proceeds of such borrowing, and (C) promptly upon request therefor, the Corporation shall provide to any holder of Series C Preferred Stock a certificate signed by the President and Chief Financial Officer of the Corporation certifying as to the allocation and use of the proceeds of any such borrowing.

                                                 (vii)      MULTIPLE  HOLDERS OF
SERIES C PREFERRED STOCK. If the Series C Preferred Stock is at any time held by more than one person or entity, the request for redemption pursuant to this Section D.3 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series C Preferred Stock shall constitute the request for redemption by the holders of all of the then issued and outstanding shares of Series C Preferred Stock and all such holders of Series C Preferred Stock shall redeem their shares of Series C Preferred Stock pursuant to this Section D.3 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series C Preferred Stock.

                                                 (viii)     APPRAISAL.  Within
fourteen (14) days of any written request of any holder of shares of Series C Preferred Stock from time to time, the fair market value of the Series C Preferred Stock shall be determined by an appraiser or appraisers according to the terms and procedures of Section B.3(d)(viii), except that all references shall be to Series C Preferred Stock and Stockholders rather than Series A Preferred Stock and Stockholders.

                         4.         CONVERSION RIGHTS.

                                     (a)        OPTIONAL CONVERSION BY HOLDER.

                                           (i)         General  Provisions.
All, but not less than all, of the issued and outstanding shares of Series C Preferred Stock shall be convertible, without the payment of any additional consideration, into shares of Class C Common Stock, at the option of the holders of the shares of Series C Preferred Stock, at any time. Each such share of Series C Preferred Stock shall be convertible at such time into one fully-paid and nonassessable share of Class C Common Stock, subject to adjustment as provided in Section D.4.(e) below (the "Series C Conversion Rate"). The holders of shares of Series C Preferred Stock requesting conversion of shares into shares of Class C Common Stock shall send a written notice to the Corporation, at the principal office of the Corporation, requesting such conversion. The holders shall, as soon thereafter as practicable, deliver the certificates therefor, duly endorsed for transfer, at the principal office of the Corporation or any transfer agent for the Series C Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver to the holders a certificate or certificates for the number of such shares of Class C Common Stock to which the holders shall be entitled, a check payable to the holders in the amount of any cash in lieu of issuance of any fractional share, and the amount of any cumulative dividends and interest accrued but unpaid on such shares (unless, and to the extent, the Corporation is entitled to cancel accrued dividends as herein provided). The conversion shall be deemed to have been made immediately prior to the close of business on the date of receipt of the notice. The persons entitled to receive the shares of Class C Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class C Common Stock on such date, and the shares of Series C Preferred Stock converted shall immediately be canceled and may not be reissued.

                                                 (ii)       Multiple  Holders of
Series C Preferred Stock. If the Series C Preferred Stock is at any time held by more than one person or entity, the request for conversion pursuant to this Section D.4 by the holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series C Preferred Stock shall constitute the request for conversion by the holders of all of the then issued and outstanding shares of Series C Preferred Stock and all such holders of Series C Preferred Stock shall convert their shares of Series C Preferred Stock pursuant to this Section D.4 upon the receipt of notice from holders of at least fifty-one percent (51%) of the then issued and outstanding shares of Series C Preferred Stock.

                              (b)         AUTOMATIC  CONVERSION.  If the holders
of Series C Preferred Stock have not earlier exercised their rights to require the Corporation to redeem their shares of Series C Preferred Stock pursuant to the provisions of Section D.3.(a), all of the outstanding shares of Series C Preferred Stock shall, together with all other then outstanding shares of the Corporation's preferred stock or other capital stock with rights to convert into shares of Common Stock, be converted into fully-paid and nonassessable shares of Class C Common Stock at the Series C Conversion Rate upon the earlier to occur of the closing or other consummation of (i) any Qualified Public Offering, (ii) any Non-Qualified Public Offering, (iii) any combination, consolidation or merger where the Corporation is not the survivor, or (iv) any sale, exchange or other disposition of all or substantially all of the Corporation's assets, whether by asset or stock sale or otherwise. Shares of Class C Common Stock received pursuant to this
Section 4.(b) shall be subject to the provisions of Article IV, Section A.4 in the event of a Qualified Public Offering or Non-Qualified Public Offering, and shall thereupon immediately be reclassified as shares of Class A Common Stock. At least twenty (20) days prior written notice of the date fixed and place designated for conversion shall be sent by first class mail, postage prepaid, to the address of each holder of shares of Series C
Preferred Stock as shown in the records of the Corporation. On or before the date fixed for conversion, each holder of shares of Series C Preferred Stock shall surrender the certificates representing such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of full shares of Common Stock to which such holder is entitled. Until such time as holders of certificates theretofore representing shares of Series C Preferred Stock have surrendered them for exchange as provided herein, no dividends shall be paid with respect to any shares represented by such certificates and no payment for fractional shares shall be made.

                                     (c)        NO  FRACTIONAL  SHARES.  No
fractional shares of Common Stock shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Board.

                                     (d)        PAYMENT OF  DIVIDENDS  AND
INTEREST. At the time of the conversion of any shares of Series C Preferred Stock, and after payment in full by the Corporation of all amounts of interest and cumulative dividends accrued but unpaid with respect to Series A Preferred Stock and Series B Preferred Stock, the Corporation shall, to the extent not canceled pursuant to Section 2(c), pay to the holder of such shares of Series C Preferred Stock the sum of all interest and cumulative dividends accrued but unpaid and then due with respect to such Series C Preferred Stock, whether or not such dividends shall have been declared by the Corporation to the date of conversion.

                                     (e)        ADJUSTMENTS;  ANTIDILUTION.  The
number of shares of Class C Common Stock issuable upon the conversion of the Series C Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

                                                 (i)        DIVIDENDS,  SPLITS.
If the Corporation declares a dividend payable in its shares of its Common Stock, splits any of its Common Stock or combines any of its outstanding shares of Common Stock into a smaller number, then the number of fully-paid and nonassessable shares of Class C Common Stock into which each share of Series C Preferred Stock may be converted shall forthwith be adjusted by multiplying one
(1) by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock immediately after such dividend, stock split or combination, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock immediately prior to such dividend, stock split or combination.

                                                 (ii)       REORGANIZATION,
RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (iii) or (iv) below, each share of Series C Preferred Stock shall, after such reorganization, share exchange or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of Series C Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its Series C Preferred Stock immediately prior to such reorganization, share exchange, or reclassification, or to which the Series C Preferred Stock is actually entitled, but not both.

                                                 (iii)      CONSOLIDATION,
MERGER, SALE OF ASSETS. In the event of a merger or consolidation or sale, exchange or other disposition of all, or substantially all of the Corporation's assets, to which the Corporation is a party, each share of Series C Preferred Stock shall, after such merger or consolidation, be convertible into the kind and number of shares of stock and/or other securities, cash or other property to which the holder of such share of Series C Preferred Stock would have been entitled if the holder had held the Class C Common Stock issuable upon conversion of its shares of Series C Preferred Stock immediately prior to such consolidation or merger or sale of assets, or to which the Series C Preferred Stock is actually entitled, but not both.

                                                 (iv)       CERTAIN  ISSUANCES
OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation shall issue any additional shares of Common Stock -- other than securities to be issued (i) to the public pursuant to any Qualified Public Offering or Non-Qualified Public Offering, (ii) to officers, directors, or employees of the Corporation as part of a stock option plan, restricted stock plan, employee stock purchase plan, employment agreement, or other employee stock plan or agreement, implemented by the Board, (iii) upon conversion of any shares of the Series A Preferred Stock or Series B Preferred Stock or the exercise of any warrant to purchase shares of Common Stock held by the holder of any Series A Preferred Stock or Series B Preferred Stock, or(iv) to the LP pursuant to Article XIV of the Practice Participation Agreement in respect of the issuance of Medical Holdings Limited Partnership of the Limited Partner Interests (or options to purchase such Interests) from and after the time that more than sixty-six (66) but less than one hundred (100) physicians hold such Limited Partner Interests (or options to acquire such Interests) directly or indirectly through their professional corporations, or (v) to any physician or physician group in consideration for the acquisition of physician practices (or other contracting arrangements) approved by the Board of Directors -- for a consideration per share of Common Stock less than the "conversion price," as adjusted or as previously adjusted, in effect on the date immediately prior to such issuance, then and in such event, such conversion price shall be adjusted, concurrently with such issuance, to a price equal to the quotient obtained by DIVIDING:

                                                (1) an  amount  equal  to (x)
                        the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase
                        shares  of,   Common  Stock   outstanding immediately
                        prior to such issuance or sale, multiplied by (C) the conversion price in effect immediately prior to such issuance or sale, plus (y) the consideration, if any,
                        received   or  deemed  to  be   received  by  the
                        Corporation upon such issuance or sale; BY

                                                (2) the sum of (A) the total
                        number of shares of Common Stock outstanding immediately after such issuance or sale, plus (B) the total number of shares of Common Stock issuable upon exercise of all options, warrants and other rights convertible or exchangeable for, or evidencing the right to purchase shares of, Common Stock outstanding immediately after such issuance or sale.

For purposes of this Section D.4, the conversion price per share shall be equal to the weighted average price paid or to be paid by the Series C Preferred Stockholder for each share of Series C Preferred Stock then outstanding or subject to the Option, plus all accrued but unpaid dividends and interest thereon.

No adjustment of the conversion price shall be made under this Section D.4.(e)(iv) upon the issuance of any additional shares of Common Stock that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor).

Notwithstanding the foregoing provisions of this Section D.4.(e)(iv) and the provisions of Sections D.4.(e)(v) and D.4.(e)(vi), the anti-dilution protection afforded by this Section D.4.(e)(iv) shall apply to issuances of (A) shares of the Company's capital stock, (B) warrants, options or other rights to subscribe for or purchase any additional shares of capital stock, or (C) securities convertible into such stock, made to (1) founders, officers, directors and employees of the Company in excess of the equivalent of 1,486,000 shares of Common Stock at purchase, exercise or conversion prices less than 80% of the fair market value of a share of Common Stock at the time of issuance and (2) physicians in connection with acquisition transactions and other contracting arrangements at purchase, exercise or conversion prices less than 80% of the fair market value of a share of Common Stock at the time of issuance. For purposes of this Section, the fair market value of a share of the Common Stock as of January __, 1997 shall be equal to $14.00.

                                         (v)    ISSUANCE OF WARRANTS,  OPTIONS
OR OTHER RIGHTS. If the Corporation at any time shall issue any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock and the price per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the conversion price per share in effect immediately prior to such issuance, then such issue shall be deemed an issuance (as of the date of issue of such warrants, options or other rights) of the total maximum number of shares of Common Stock issuable pursuant to such warrants, options or other rights, and the conversion price shall thereupon be adjusted as provided in Section D.4.(e)(iv) hereof on the basis that the aggregate consideration for the additional shares of Common Stock issuable pursuant to such warrants, options or other rights, plus the minimum consideration to be received by the Corporation for the issuance of additional shares of Common Stock pursuant to such warrants, options, or other rights shall be deemed to be the consideration received by the Corporation for the issuance of such warrants, options, or other rights.

                                                 (vi)       CERTAIN  ISSUANCES
OF  CONVERTIBLE  SECURITIES.   In  case  the  Corporation  shall  issue  any
securities convertible into Common Stock and the consideration per share for which such additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the conversion price per share in effect immediately prior to such issuance, then upon such issuance of such securities the conversion price shall be adjusted as provided in Section D.4.(e)(iv) hereof on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and
(ii) the aggregate consideration for such maximum number of additional shares of Common Stock plus the minimum consideration received by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such convertible securities shall be deemed to be the consideration received by the Corporation for the issuance of such convertible securities. No adjustment of the conversion price shall be made under this subsection upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Section D.4.(e)(v) hereof.

                                   (vii)      ADJUSTMENT OF SERIES C CONVERSION
RATE. Upon each adjustment of the conversion price under the provisions of this Section D.4.(e), the conversion rate shall be adjusted to an amount determined by dividing the conversion price then in effect by such adjusted conversion price.

                                   (viii)     OTHER PROVISIONS APPLICABLE TO
ADJUSTMENTS UNDER THIS SECTION. The following provisions will be applicable to the making of adjustments in conversion prices hereinabove provided in this Section D.4.(e):

                                                (1)         COMPUTATION OF
CONSIDERATION. To the extent that any additional shares of Common Stock or any convertible securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Corporation for subscription, the subscription price. To the extent that such issuance shall be for a consideration other than cash, then the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Corporation's Board after receipt of a fairness opinion, appraisal or similar independent third-party advice determined by a person or entity jointly selected by the Series C Preferred Directors, the Series A Preferred Directors, the Series B Preferred Directors and the other directors pursuant to procedures substantially similar to those contained in
Section 6 of the Stockholders Agreement. The consideration for any additional shares of Common Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants, options or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants, options or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Corporation shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

                                                (2)         READJUSTMENT  OF
CONVERSION PRICE. Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, without conversion, exchange or exercise, the issuance of which convertible securities, rights, options or warrants effected an adjustment in the conversion price, such conversion price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section D.4.(e) after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the conversion price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Corporation (computed as set forth in subsection D.4.(e)(viii)(1) hereof) shall be deemed to have been received by the Corporation. If the purchase price provided for in any such rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for shares of Common Stock changes at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price in effect at the time of the change shall be adjusted to the conversion price that would have been in effect at such time had such rights, options, warrants or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                                (3)         OTHER ACTION
AFFECTING COMMON STOCK. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in any of the foregoing subsections 4(e)(i) to (vii) hereof, inclusive, which in the opinion of the Corporation's Board would have a materially adverse effect upon the rights of the holders of the Series C Preferred Stock, the conversion price shall be adjusted in such manner and at such time as the Board may determine to be equitable in the circumstances.

                                       (ix)     NOTICES OF ADJUSTMENTS.
Whenever the conversion rate and conversion price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted conversion rate and conversion price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted conversion rate and conversion price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the record holders of the Series C Preferred Stock, who shall approve such conversion rates and prices within 30 days of receipt. If holders of Series C Preferred Stock do not object in writing during such 30 day period, they shall be deemed to have approved such conversion rates and prices for all purposes hereof.

                                   (f)  RESERVATION OF SHARES.  The Board shall
at all times reserve and keep available, out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, the full number of shares of Class C Common Stock deliverable by the Corporation upon the conversion of all shares of Series C Preferred Stock from time to time outstanding and otherwise issuable under rights granted from the Corporation then existing.

                                     (g)   NO IMPLIED MODIFICATION OF TERMS.
The provisions of this Section D.4. shall not give, or be deemed to give, the Corporation the power or authority to issue any shares of its capital stock or other securities or to take any other action that it is expressly prohibited from issuing by another provision hereof.

                         5.         LIQUIDATION RIGHTS.

                                     (a)        Upon any  liquidation,
dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of the Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution or payment shall be made in respect of the holders of shares of Common Stock or any other class or series of stock ranking junior to the Series C Preferred Stock, a liquidating distribution in an amount equal to (a) the weighted average (taking into account any shares received by Genesis Holdings, Inc. upon conversion of, or payment of interest under, that certain Convertible Subordinated Note (the "Note") of the Company of even date herewith) price paid or to be paid by the holder of the outstanding Series C Preferred Stock pursuant to the Stock Purchase Agreement, Option Agreement and any amendments thereto, or (b) in the case of shares received in payment of interest under the Note, $14.00 per share, plus in each case all accrued but unpaid dividends and interest thereon;

                                    provided,  however,  that the amount of cash
payable by the Corporation shall not exceed the amount of cash paid to the Corporation by all holders of such shares with respect to the purchase of such shares, including the payment of any interest with respect thereto, through and including the date of liquidation; and provided further, however, that no liquidating distribution shall be paid in respect of Series C Preferred Stock unless and until all amounts due to holders of Series A Preferred Stock and Series B Preferred Stockholders as a liquidating distribution and to holders and guarantors of senior indebtedness of the Corporation contemplated in the Operating Plan shall have been fully paid. The holders of shares of Series C Preferred Stock shall not be entitled to receive any additional distributive amounts upon such liquidation, dissolution or winding up of the affairs of the Corporation resulting in any distribution of assets to stockholders.

                                     (b)        If, upon any such  liquidation,
dissolution or winding up of the affairs of the Corporation, the assets of the Corporation to stockholders shall be insufficient to permit the payment in full to the holders of Series C Preferred Stock of the amounts to which they are entitled, then all of such available assets shall be distributed to the holders of shares of Series C Preferred Stock ratably in proportion to the liquidation payment otherwise due under Section D.5.(a) to each such holder and no amounts shall be distributed in respect of any other share of capital stock of the Corporation other than Series A Preferred Stock and Series B Preferred Stock until all amounts distributable to holders of Series C Preferred Stock have been distributed.

                                     (c)        The purchase or redemption by
the Corporation of stock of any class, in any manner permitted by law, shall not for the purpose of this Section D.5. be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purpose of this Section D.5.

                                     (d)        At least thirty (30) days prior
written notice of any such liquidation, dissolution or winding up of the affairs of the Corporation stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be sent by first class mail, postage prepaid, to each holder of Series C Preferred Stock at his address as shown on the records of the Corporation.

                         6.         EVENTS OF NON-COMPLIANCE; NON-COMPLIANCE.

                                     (a)        DEFINITION.  "Event of
Non-Compliance" shall mean, with respect to the Corporation, the occurrence of any of the events, occurrences or circumstances listed below; provided,
however, that   any   such   event,   occurrence   or   circumstance   shall
constitute "Non-Compliance" if, and only if, (i) in the case of any event, occurrence or circumstance involving the non-payment of moneys (other than dividend and accrued interest payments due and payable to the holders of Series C Preferred Stock), within thirty (30) calendar days following written notice of such non-payment, such moneys have not been paid by or on behalf of the Corporation; and (ii) in the case of any event, occurrence or circumstance not involving the non-payment of moneys, substantial efforts have not been commenced by or on behalf of the Corporation to cure such event, occurrence, or circumstance within a reasonable time after notice thereof (but in no event later than 30 days), and having been so commenced, there is a failure within a reasonable time to prosecute to completion with diligence and continuity the curing of such event, occurrence or circumstances, or a period of more than 90 days has occurred without such cure being completed to the satisfaction of the holders of the Series C Preferred Stockholders; provided, further, however, that, for purposes of (i) and (ii) above the occurrence of any of the events, occurrences or circumstances described in subparagraphs (4) through (9) below shall constitute Non-Compliance immediately upon its occurrence or upon the happening of such event or circumstances, without any requirement of notice or passage of time except as specifically set forth in such item:

                                                (1)         any failure of the
Corporation to make any payment required to be made by it to the holders of Series C Preferred Stock hereunder when due;

                                                (2)        any  material
default by the Corporation in the payment of any other material obligation of the Corporation to any holder of Series C Preferred Stock; including specifically but without limitation payment obligations pursuant to any contract, agreement or other business transaction entered into between the Corporation and any holder of Series C Preferred Stock in the ordinary course of the Business of the Corporation.

                                                (3)         the  Corporation
otherwise breaches or otherwise fails to perform or observe in any material respect any material covenant or agreement set forth herein or in the Registration Rights Agreement dated as of September 4, 1996 between the
Corporation and the initial holders of the Series C Preferred Stock or the Stockholders Agreement;

                                                (4)         institution  by the
Corporation of proceedings of any nature under any laws or regulations, whether now existing or subsequently enacted or amended, for the relief of debtors wherein the Corporation is seeking relief as debtor;

                                                (5)         a general assignment
by the Corporation for the benefit of creditors;

                                                (6)         the  institution by
the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective;

                                                (7)         the  institution
against the Corporation of a case or other proceeding under any section or chapter of the Federal Bankruptcy Code as now existing or hereafter amended or becoming effective, which proceeding is not dismissed, stayed or discharged within a period of ninety (90) calendar days after the filing thereto;

                                                (8)         the  appointment of
a receiving, custodian, trustee or like officer to take possession of the assets of the Corporation, if the tendency of said receivership would reasonably tend to have a materially adverse effect upon the performance by the Corporation of its obligations hereunder, which receivership imposition;

                                                (9)        admission by the
Corporation in writing of its inability to pay its debts as they mature or the Corporation is adjudicated as insolvent;

                                                (10)        attachment,
execution or other judicial seizure of all or any substantial part of the Corporation's assets, such attachment, execution or seizure in any case remaining undismissed or undischarged for a period of fifteen (15) calendar days after the levy thereof; provided, however, that said attachment, execution or seizure shall not constitute an Event of Non-Compliance hereunder if the Corporation posts a bond sufficient in amount to satisfy or secure the payment of such claim or judgment within sixty (60) calendar days after the levy thereof and the Corporation's assets are thereby released from the lien of such attachment;

                                                (11)        one or more
judgments or decrees is entered against the Corporation or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by current insurance) of the greater of $1,000,000, or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                                                (12) any  holder of
Indebtedness of the Corporation equal to the greater of $1,000,000 or (B) or ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding fiscal year, as calculated by the independent certified public accountants employed by the Corporation, after a default under such Indebtedness shall commence proceedings, or take any action (including by way of set-off) to retain in satisfaction of such Indebtedness or to collect, seize, dispose of, or apply in satisfaction of such Indebtedness, assets of the Corporation having a fair market value in excess of the greater of (A) $1,000,000 or (B) ten percent (10%) of the net operating earnings of the Corporation for the immediately preceding
fiscal year,  as calculated by the independent   certified   public
accountants   employed  by  the  Corporation, individually or in the aggregate
(including funds on deposit or held pursuant to lock-box and other similar arrangements).

            E. PREFERRED STOCK. Subject to such rights and restrictions as may be granted to, and benefit, the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the Board shall have the power to classify or reclassify all remaining shares of Preferred Stock pursuant to the powers granted by the provisions of Article V, Section 2 and Section 3 hereof.

                                   ARTICLE V
                               BOARD OF DIRECTORS

                                      1.          NUMBER.  The  Corporation
shall have nineteen (19) directors. Five (5) of such directors shall be Class A Common Directors, eight (8) shall be Class B Common Directors, two (2) shall be Series A Preferred Directors, two (2) shall be Series B Preferred Directors and two (2) shall be Series C Preferred Directors. These numbers may not be increased or decreased except as provided herein. The Corporation shall have (a) two (2) Converted Series A Class C Common Directors only upon conversion of all shares of Series A Preferred Stock into shares of Class C Common Stock as otherwise provided herein, (b) two (2) Converted Series B Class C Common Directors only upon conversion of all shares of Series B Preferred Stock into shares of Class C Common Stock as otherwise provided herein and (c) two (2) Converted Series C Class C Common Directors only upon conversion of all shares of Series C Preferred Stock into shares of Class C Common Stock as otherwise provided herein. Upon conversion of all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into shares of Class C Common Stock as otherwise provided herein, the Series A Preferred Directors, the Series B Preferred Directors and the Series C Preferred Director or Directors who are duly elected and qualify as of the time of such conversion shall be and become, respectively, the Converted Series A Class C Common Directors, the Converted Series B Class C Common Directors and the Converted Series C Class C Common Directors, who shall serve until their successors are duly chosen and qualify. Except as otherwise provided herein, the number of directors, and the number of directors that may be elected by the holders of each of the Class A Common Stock, the Class B Common Stock, the Converted Series A Class C Common Stock, the Converted Series B Class C Common Stock, the Converted Series C Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock may be changed only by an amendment to the charter approved by the vote of stockholders entitled to vote at least two-thirds (2/3) of the shares of each of the Class A Common Stock, the Class B Common Stock, the Converted Series A Class C Common Stock, the Converted Series B Class C Common Stock, the Converted Series C Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock, as the case may be.

                                     2.         BOARD  AUTHORIZATION  OF STOCK
ISSUANCE. Subject to such rights and restrictions as may be granted to, and benefit, the Class A Common Stock, Class B Common Stock, Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock hereunder, the Board is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, and securities convertible into shares of its stock, of any class of classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable.

                                     3.         CLASSIFICATION  OF STOCK.
Subject to such rights and restrictions as may be granted to, and benefit, the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock hereunder, until such time, if any, as all Common Stock is automatically converted to Class A Common Stock pursuant to Article IV, Section A.4 hereto, the Board shall have the power to classify or reclassify any unissued stock (including but not limited to authorized but unissued shares of Preferred Stock), whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such stock. Upon any such classification or reclassification, the Board shall cause the Corporation to file articles supplementary with the Maryland State Department of Assessments and Taxation, containing such provisions, if any, as may at such time be required by the MGCL.

                                     4.         CONFLICT OF INTEREST.  No
contract or other transaction between the Corporation and any other corporation, partnership, individual or other entity and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are directors, principals, partners or officers of such other entity, or are pecuniarily or otherwise interested in such contract, transaction or act; provided that (i) the existence of such relationship or such interest shall be disclosed to the Board or to a committee of the Board if the matter involves a committee decision, and the contract, transaction or act shall be authorized, approved or ratified by a majority of disinterested directors on the Board or on such committee, as the case may be, even if the number of disinterested directors constitutes less than a quorum, or (ii) the contract, transaction or act shall be authorized, ratified or approved in any other manner provided by the MGCL.

                                   ARTICLE VI
            PROVISIONS CONCERNING CERTAIN RIGHTS OF THE CORPORATION
                              AND THE SHAREHOLDERS

                        1. RIGHT TO AMEND CHARTER. Subject to (a) the rights granted to the holders of Series A Preferred Stock as exercised by the Series A Preferred Directors pursuant to Article IV, Section B.1(c), and (b) the rights granted to the holders of Series B Preferred Stock as exercised by the Series B Preferred Directors pursuant to Article 4, Section C.1(c), and (c) the rights granted to the holders of Series C Preferred Stock as exercised by the Series C Preferred Directors pursuant to Article 4, Section D.1(c), the Corporation reserves the right to make, from time to time, any amendments of its charter which may now or hereafter be authorized by law, including any amendments which alter the contract rights of any holder of class of outstanding stock as expressly set forth in the charter.

                        2.          ADDITIONAL  ISSUANCES;  PREEMPTIVE  RIGHTS.
No holder of stock of any class shall be entitled to preemptive rights to subscribe for or purchase or receive any part of any new or additional issue of stock of any class of the Corporation or securities convertible into stock of any class of the Corporation.

                        3. INAPPLICABILITY OF THE MARYLAND CONTROL SHARE AND BUSINESS COMBINATION STATUTES. The Corporation elects not to be governed by Subtitle 6 of Title 3 of the MGCL with respect to any "business combination" as defined in such Subtitle, and any acquisition of any shares of stock of the Corporation, including any acquisition of voting rights or other interests in any such stock, shall be exempt from the provisions of Title 3, Subtitle 7 of the MGCL. Accordingly, the provisions of Title 3, Subtitle 6 (Business Combination) and Subtitle 7 (Control Share) of the MGCL shall not apply to this Corporation.

                        4. CONSENT. Where the consent or approval of any stockholder or director of the Corporation is required hereunder, such consent or approval may be given or withheld in such stockholder's or director's sole discretion.


                                  ARTICLE VII
                  INDEMNIFICATION AND LIMITATION OF LIABILITY

                        1. MANDATORY INDEMNIFICATION. To the maximum extent permitted by the MGCL, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities.

                        2. DISCRETIONARY INDEMNIFICATION. If approved by the Board, the Corporation may indemnify its officers, employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise as may be determined by the Board.

                        3. ADVANCING EXPENSES PRIOR TO A DECISION. The Corporation shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the MGCL and may in the discretion of the Board advance expenses to officers, employees, agents and others who may be granted indemnification.

                        4. OTHER PROVISIONS FOR INDEMNIFICATION. The Board may, by resolution or agreement, make further provision for indemnification of directors, officers, employees and agents of the Corporation.

                        5. LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS. To the maximum extent that limitations on the liability of directors and officers are permitted by the MGCL, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                        6. EFFECT OF AMENDMENT OR REPEAL. No amendment or repeal of this Section, or the adoption of any provision of the Corporation's charter inconsistent with this Section, shall apply to or affect in any respect the liability of any director or officer of the Corporation with respect to any alleged act or omission which occurred prior to such amendment, repeal or adoption.

            SECOND: The Board of Directors of the Corporation, by unanimous resolution filed with the minutes of proceedings of the Board by unanimous consent in lieu of meeting dated January 27, 1997, adopted a resolution declaring that the amendments set forth in the foregoing amendment and restatement of the charter were advisable, approved the amendment and restatement of the charter hereinabove set forth, and directed that it be submitted for action thereon by the stockholders.

            THIRD: The stockholders of the Corporation, at a duly called meeting
held  on  January  30,  1997,  the  stockholders   approved  the  amendment  and
restatement of the charter of the Corporation hereinabove set forth.

            FOURTH: (a) The total number of shares of all classes of stock of the Corporation HERETOFORE authorized, and the number and par value of the shares of each class were as follows:

                                                         Sixty-Three  Million
                                    One  Hundred  Seventy-Six  Thousand  Nine
                                    Hundred  Eighty-Four (63,176,984)   shares
                                    of   capital   stock, consisting  of Twenty
                                    Million Seven Hundred Thousand  (20,700,000)
                                    shares  of  Class  A Common Stock, having a
                                    par value of One Cent ($0.01) per share, Ten
                                    Million  (10,000,000) shares of Class B
                                    Common Stock, having a par value  of  One
                                    Cent   ($0.01)   per  share, Twenty-Nine
                                    Million    Fifty    Thousand (29,050,000)
                                    shares of Class C Common Stock, having a par
                                    value of One Cent  ($0.01)  per share,  One
                                    Million  (1,000,000)  shares of Series A
                                    Convertible Preferred Stock, having a par
                                    value  of Five  Dollars  ($5.00)  per share,
                                    Three  Hundred  Fifty-Five  Thousand Five
                                    Hundred  Fifty-Six  (355,556) shares of
                                    Series B Convertible Preferred Stock, having
                                    a  par   value   of   Eleven   Dollars   and
                                    Twenty-Five  Cents  ($11.25) per share,  One
                                    Million  Seventy-One  Thousand  Four Hundred
                                    and  Twenty  Eight  (1,071,428)   shares  of
                                    Series C Preferred Stock, having a par value
                                    of   Seventeen   Dollars   and  Fifty  Cents
                                    ($17.50)   per   share;   and  One   Million
                                    (1,000,000)   shares  of  Preferred   Stock,
                                    having a par value of One Cent ($0.01) per share.

                        (b) The total number of shares of all classes of stock of the Corporation as increased, and the number and par value of the shares of each class, are as follows:

                                                                Sixty-Three
                                    Million Six  Hundred  and Five  Thousand
                                    Five  Hundred  and  Fifty-Six (63,605,556)
                                    shares  of   capital   stock, consisting  of
                                    Twenty  Million Seven Hundred Thousand
                                    (20,700,000)  shares  of  Class  A Common
                                    Stock,  having par value of One Cent ($0.01)
                                    per share, Ten Million  (10,000,000) shares
                                    of Class B Common Stock, having a par value
                                    of  One  Cent   ($0.01)   per  share,
                                    Twenty-Nine     Million    Fifty    Thousand
                                    (29,050,000) shares of Class C Common Stock,
                                    having a par value of One Cent  ($0.01)  per
                                    share,  One  Million  (1,000,000)  shares of
                                    Series A Convertible Preferred Stock, having
                                    a par  value  of Five  Dollars  ($5.00)  per
                                    share,  Three  Hundred  Fifty-Five  Thousand
                                    Five Hundred  Fifty-Six  (355,556) shares of
                                    Series B Convertible Preferred Stock, having
                                    a  par   value   of   Eleven   Dollars   and
                                    Twenty-Five  Cents  ($11.25) per share,  One
                                    Million,  Five Hundred Thousand  (1,500,000)
                                    shares  of  Series C  Convertible  Preferred
                                    Stock,   having  a  par  value  of  Fourteen
                                    Dollars  ($14.00) per share, and One Million
                                    (1,000,000)   shares  of  Preferred   Stock,
                                    having a par value of One Cent ($0.01) per share.


                                    The aggregate par value of all shares of all
classes of stock of the Corporation heretofore authorized was Twenty-Eight Million Three Hundred Fifty-Seven Thousand Four Hundred Ninety-Five Dollars ($28,357,495). The aggregate par value of all shares of all classes of stock having a par value, as amended by this Amendment, is Thirty Million Six Hundred Seven Thousand Five Hundred and Five Dollars ($30,607,505). This amendment increases the aggregate par value of all shares of all classes of stock of the Corporation.

            FIFTH: A description, as amended, of each class of stock which the Corporation is authorized to issue, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, is set forth in Article FIRST above.

            SIXTH: The names of the directors of the Corporation currently in office are: (a) Class A Common Directors: Scott Rifkin, M.D., Alan Kimmel, M.D., Paul Serini, John Dwyer and Stewart Gold; (b) Class B Common Directors:
J. David Nagel, M.D., Howard Goldman, M.D., Peter LoPresti, M.D., Robert Graw, M.D., Mark Eig, M.D., Alexander Rocha, M.D., William Lamm, M.D. and Robert Ancona, M.D.; (c) Series A Preferred Directors: John Prout and John Ellis; (d) Series B Preferred Director: Robert Zetzer; and (e) Series C Preferred Director:
Richard Howard.

            IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be executed in its name and on its behalf by its President and attested by its Secretary on the ____ day of January, 1997.

            The undersigned acknowledges these Articles of Amendment and Restatement to be the act of the Corporation, and states, under penalties for perjury, that the matters and facts set forth herein with respect to authorization and approval thereof are true in all material respects, to the best of his knowledge, information and belief.


ATTEST:                                     DOCTORS HEALTH SYSTEM, INC.


                                            By:
-------------------------                        ----------------------------
Paul A. Serini, Secretary                          Stewart B. Gold, President